UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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United Security Bancshares

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED SECURITY BANCSHARES

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 21, 2025 - 6:00 p.m.

TO THE SHAREHOLDERS OF UNITED SECURITY BANCSHARES:

The 2025 Annual Meeting of Shareholders (the “Meeting”) of United Security Bancshares (the “Company”) will be held at the Company’s corporate office at 2126 Inyo Street, Fresno, California 93721, at 6:00 p.m., Pacific Daylight Time (PDT), on Wednesday, May 21, 2025.

At the Meeting, you will be asked to consider and vote on the following matters:

(1)Electing the following ten (10) persons to the Board of Directors to serve until the 2026 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Stanley J. Cavalla	Nabeel Mahmood	Dora Westerlund
Tom Ellithorpe	Kenneth D. Newby	Dennis R. Woods
Jagroop “Jay” Gill	Susan Quigley
Heather Hammack	Brian C. Tkacz

(2)Approval of the United Securities Bancshares 2025 Equity Incentive Award Plan.

(3)Approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized common shares from 20,000,000 to 50,000,000.

(4)Ratifying the selection of Moss Adams LLP to serve as our independent auditors for the fiscal year ending December 31, 2025.

(5)A non-binding advisory vote to approve the executive compensation of our named executive officers.

(6)Transacting such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

If you were a shareholder of record on March 26, 2025, you may participate in and vote at the Meeting.

Article III, Section 3.3 of our Bylaws provides for the nomination of directors in the following manner:

Section 3.3. Nominations of Directors. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association, or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

We urge you to sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the Meeting. If you do attend the Meeting, you may withdraw your proxy. The proxy may be revoked at any time prior to its exercise.

Dated: April 7, 2025                        By Order of the Board of Directors

                                Susan Quigley, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2025

The proxy materials are being furnished to our shareholders by sending a Notice of Internet Availability of Proxy Materials (the “Notice”) in accordance with Securities and Exchange Commission Rule 14a-16 on or about April 7, 2025. As explained in the Notice, our proxy materials include the following documents, all of which are available for shareholders to view on the internet at http://investors.unitedsecuritybank.com/financialdocs: our Annual Report to Shareholders on Form 10-K (the “Annual Report”), Notice of Annual Meeting, this proxy statement, and proxy or voting instruction card. If you wish to receive paper copies of the proxy materials, or if you wish to obtain directions to the Annual Meeting, please call (888) 683-6030 (toll free), or write to us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. David Kinross or by email at dkinross@unitedsecuritybank.com. This Proxy Statement and Annual Report are also available on the Company’s website at investors.unitedsecuritybank.com/sec-filings.

United Security Bancshares
2126 Inyo Street
Fresno, California 93721
Phone: (888) 683-6030

Proxy Statement
2025 Annual Meeting of Shareholders
To be Held Wednesday, May 21, 2025
6:00 p.m.

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Shareholders (the “Meeting”) of United Security Bancshares (the “Company”) to be held at the Company’s corporate office at 2126 Inyo Street, Fresno, California 93721, on Wednesday, May 21, 2025, at 6:00 p.m. PDT, and at any and all postponements or adjournments thereof.

The Notice of Annual Meeting and the Notice will be mailed on or about April 7, 2025, to shareholders eligible to receive notice of, and to vote at, the Meeting. As stated in the Notice and above, the Annual Report, this Proxy Statement, and form of proxy are available to be viewed by shareholders on the internet at: http://investors.unitedsecuritybank.com/financialdocs.

The matters to be considered and voted upon at the Meeting will be:

(1)Election of Directors. Electing the following ten (10) persons to the Board of Directors to serve until the 2026 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Stanley J. Cavalla	Nabeel Mahmood	Dora Westerlund
Tom Ellithorpe	Kenneth D. Newby	Dennis R. Woods
Jagroop “Jay” Gill	Susan Quigley
Heather Hammack	Brian C. Tkacz

(2)United Securities Bancshares 2025 Equity Incentive Award Plan. Approving the United Security Bancshares 2025 Equity Incentive Award Plan covering 1,200,000 shares of the Company’s common stock.

(3)Approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized common shares from 20,000,000 to 50,000,000.

(4)Ratifying the selection of Moss Adams LLP to serve as our independent auditors for the fiscal year ending December 31, 2025.

(5)A non-binding advisory vote to approve the executive compensation of our named executive officers.

(6)Other Business. Such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If you were a shareholder of record at the close of business on March 26, 2025, you may vote at the Meeting.

Other than the matters set forth on the attached 2025 Notice of Annual Meeting of Shareholders, as of the date of this Proxy Statement, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers to each of Dennis Woods, David Kinross, and Robert Oberg, as the designated proxy holders, discretionary authority to vote the shares in accordance with the recommendations of the Board on such other business, if any, which may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you provide me this Proxy Statement?

We provided you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Meeting. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card. You may also vote electronically, by telephone, or the internet by following the instructions on the proxy card.

Along with this Proxy Statement, we have furnished the Company’s 2024 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for you to view at: investors.unitedsecuritybank.com/financialdocs. United Security Bancshares is referred to in this Proxy Statement as the “Company.” The Company’s wholly-owned bank subsidiary, United Security Bank, is referred to in this Proxy Statement as the “Bank.”

How will our Annual Meeting be held?

This year’s Meeting will be in person at our corporate office at 2126 Inyo Street, Fresno, California 93721. You are entitled to participate in the Meeting if you owned shares of our common stock as of the close of business on March 26, 2025.

Who is entitled to vote?

Shareholders who were the record owners of the Company’s no-par value common stock (the “Common Stock”) at the close of business on March 26, 2025, are entitled to vote. On this record date, there were 17,475,927 shares of the Company’s Common Stock issued and outstanding and entitled to vote. Our Common Stock is our only class of outstanding capital stock.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a trust company, trust or other nominee, then the broker, trust company, or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, trust company, or other nominee how to vote their shares using the voting instruction form provided by your broker, trust company, or other nominee. If you hold your shares in street name and do not provide voting instructions, your broker, trust company, or other nominee has discretionary authority to vote your shares on the ratification of the selection of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2025, even in the absence of your specific voting instruction. Those shares will also be counted as present at the Meeting for purposes of determining a quorum. However, in the absence of your specific instructions as to how to vote, your broker, trust company, or other nominee does not have discretionary authority to vote on the election of directors or any other proposals that may properly come before the Meeting.

What constitutes a quorum?

A quorum of shareholders is necessary to hold a valid meeting. The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If there is no quorum, a majority of the shares represented at the Meeting may adjourn the Meeting to another date.

How many votes do I have?

Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock held in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The ten (10) nominees receiving the highest number of votes will be elected.

Pursuant to California law, no shareholder may cumulate votes for a nominee unless the name of the nominee has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.

The proxy holders designated in the enclosed proxy card do not, at this time, intend to cumulate votes pursuant to the proxies solicited in this Proxy Statement unless another shareholder gives notice to cumulate, in which case, the proxy holders may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

How do I vote by proxy?

Whether or not you plan to attend the Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to participate in the Meeting and vote. You may also vote over the internet or by telephone. Instructions for all voting can be found on the Notice and on the back of the proxy card included with this Proxy Statement.

If you properly fill in your proxy card and send it to us in time to vote, or vote by internet or telephone, your “proxy holders” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy holder(s) will vote your shares as recommended by the Board of Directors as follows:

•“FOR” the election of all ten (10) nominees for director;

•“FOR” approval of the “United Securities Bancshares 2025 Equity Incentive Award Plan;

•“FOR” approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized common shares from 20,000,000 to 50,000,000.

•“FOR” ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2025.

•“FOR” approval of the executive compensation for the named executive officers.

For the election of directors (Proposal 1), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees by marking the enclosed proxy card in the manner instructed on the proxy card. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees listed on the proxy card as directors of the Company. Your proxy holders do not have an obligation to vote for nominees not identified on the preprinted proxy card (i.e., write-in nominees). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), your proxy holders will NOT vote the shares represented by your proxy card for any such write-in nominee, but will instead vote the shares for any and all other indicated nominees. If any of the nominees should be unable or decline to serve, which is not now anticipated, your proxy holders will have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, your proxy holders intend to vote all of the proxies in such a manner, in accordance with the cumulative voting, as will assure the election of as many of the nominees identified on the proxy card as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, at their sole discretion.

If any other matter is presented (including but not limited to a motion for adjournment or postponement of the Meeting), your proxy holders will vote in accordance with the recommendation of the Board of Directors, or, if no recommendation is given, in accordance with his or her best judgment. At the time this Proxy Statement was finalized, we knew of no matters which needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

What vote is required to approve each proposal, and what is the effect of withholding authority to vote, broker non-votes, and abstentions?

The ten (10) nominees for director who receive the most votes will be elected. Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors. If you indicate “WITHHELD” for a particular nominee on your proxy card, your vote will not count either for or against the nominee. Approval for Proposal 2 (the “United Securities Bancshares 2025 Equity Incentive Award Plan”), Proposal 4 (ratification of the appointment of Moss Adams LLP), and Proposal 5 (approval of the executive compensation of named officers) require the affirmative vote of: (i) a majority of the votes represented in person or by proxy and voting at the Meeting; and (ii) a majority of the shares required to constitute a quorum. Proposal 3 (an amendment to the Company’s Articles of Incorporation to increase the number of authorized common shares from 20,000,000 to 50,000,000) requires the affirmative vote of a majority of the outstanding shares.

If you hold your shares of Common Stock in “street name” (i.e., through a broker or other nominee) you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine, matters. If you fail to instruct your broker or nominee as to how to vote your shares of Common Stock, your broker or nominee may, in their discretion, vote your shares “FOR” ratification of the appointment of Moss Adams LLP (Proposal 4) as our independent registered public accounting firm for the year ending December 31, 2025, which is considered a routine matter. HOWEVER, YOUR BROKER MAY NOT VOTE YOUR SHARES “FOR” the election of the nominees for director (Proposal 1), the “United Securities Bancshares 2025 Equity Incentive Award Plan” (Proposal 2), the amendment to the Company’s Articles of Incorporation (Proposal 3), or the approval of the Executive Compensation of Named Officers (Proposal 5) without your specific direction. A “broker non-vote” occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from you, as the beneficial owner, and does not have discretionary voting authority. It is VERY IMPORTANT that you return the instructions to your broker or nominee. Therefore, if you wish to be represented, you must vote by completing the information which is sent to you by your broker or nominee.

Assuming a quorum has been established at the Meeting, California law requires the affirmative vote of a majority of the shares represented and voting at the Meeting to adopt a proposal (other than the election of directors), unless the vote of a greater number is required by law or by our Articles of Incorporation. Abstentions and broker non-votes are not treated as shares voting on any proposal. Therefore, abstentions and broker non-votes will have the same effect as votes cast AGAINST the proposal to ratify our independent registered public accounting firm. That is, abstentions and broker non-votes will reduce the number of affirmative votes and therefore reduce the total percentage of votes the proposal might otherwise have received.

How do I vote in person?

If you plan to attend the Meeting and vote in person, you will be given a ballot form when you arrive. However, it is strongly recommended that you return the proxy card rather than vote in person as this will expedite the vote counting process at the Meeting. Please note that if your shares are held in the name of your broker, company, or other nominee, you must bring a Power of Attorney from your nominee in order to vote at the Meeting. If your shares are held in street name, you will not be able to vote at the Meeting without the Power of Attorney form.

May I vote telephonically or electronically over the internet?

Shareholders whose shares are registered in their own names may vote either by mail, by telephone, or over the internet. Special instructions to be followed by any registered shareholder interested in voting via the internet or telephone are set forth on the Notice and the reverse of your proxy card. The internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

May I change my vote after I return my proxy?

A form of proxy for use at the Meeting is enclosed. If it is executed and returned it may nevertheless be revoked at any time before it is exercised by: (i) filing with the Secretary of the Company, Susan Quigley, an instrument revoking it or a duly executed proxy bearing a later date; (ii) appearing and voting in person at the Meeting; or (iii) if you have voted your shares by internet or telephone, recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last internet or telephone vote. Subject to such revocation, shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders thereof in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of all ten (10) nominees to the Board of Directors (Proposal 1) and “FOR” Proposals 2, 3, 4, and 5. If any other business is properly presented at the Meeting, the proxy will be voted in accordance with the recommendations of the Company’s Board of Directors.

How may I obtain a separate set of proxy materials or Annual Report to Shareholders?

If you share an address with another shareholder, you may receive only one Annual Report to Shareholders and one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate Annual Report to Shareholders or a separate set of proxy materials now or in the future, please request the additional copies by calling (888) 683-6030 (toll free); by writing to us at United Security Bancshares, 2126 Inyo Street, Fresno, California 93721, Attn: Mr. David Kinross, or by email at dkinross@unitedsecuritybank.com. We undertake to provide any additional copies requested promptly.

What should I do if I receive more than one set of proxy materials?

Similarly, if you share an address with another shareholder and have received multiple copies of proxy materials, you may contact us in the same manner or write us at the address set forth above in the previous question to request delivery of a single copy of these materials.

Why may I receive multiple voting instruction forms and/or proxy cards?

If you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. In each case, please complete, sign, date and return each proxy card and voting instruction form that you receive.

Who is making the solicitation?

This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Meeting will be borne by the Company. The Company does not anticipate this to be a material amount. It is contemplated that proxies will be solicited principally by mail, but officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation for such activities. Although there is no formal agreement to do so, the Company may reimburse companies, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in the Company is held of record by such entities.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2025

The Proxy Statement and the Annual Report on Form 10-K are available on the Internet
http://investors.unitedsecuritybank.com/financialdocs

VOTING SECURITIES

There were issued and outstanding 17,475,927 shares of the Company’s Common Stock on March 26, 2025, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting. Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders; except, that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Company’s Board of Directors.

A majority of the outstanding shares of Common Stock, represented in person or by proxy, is required for a quorum. Nominees receiving the most votes, up to the number of directors to be elected, are elected as directors for the ensuing year. The affirmative vote of at least a majority of the shares of Common Stock represented in person or by proxy and voting at the Meeting is required to approve Proposal 2 (the “United Securities Bancshares 2025 Equity Incentive Award Plan), Proposal 4 (ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2025), and Proposal 5 (approval of the executive compensation of the named executive officers). The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve Proposal 3 (the amendment to the Company’s Articles of Incorporation).

If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock “FOR” ratification of the selection of Moss Adams LLP as the independent registered public accounting firm and auditors of the Company for 2025, but CANNOT vote “FOR” the election of directors, the “United Securities Bancshares 2025 Equity Incentive Award Plan,” or the amendment to the Company’s Articles of Incorporation. IT IS EXTREMELY IMPORTANT THAT YOU VOTE BY RETURNING YOUR PROXY CARD BY MAIL, OR VOTE BY USING THE INTERNET OR TELEPHONE.

SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Management knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the Company’s Common Stock, except as set forth in the table below. The following table sets forth, as of March 1, 2025, the number and percentage of shares of the Company’s outstanding Common Stock beneficially owned, directly or indirectly, by each the Company’s directors and nominees, Named Executive Officers (as defined below), principal shareholders, and by the directors and executive officers of the Company as a group. As used herein, the term “Executive Officers” refers to the Company’s President and Chief Executive Officer, the Senior Vice President and Chief Operating Officer, the Senior Vice President and Chief Financial Officer, the Senior Vice President and Chief Credit Officer, Senior Vice President and Chief Lending Officer, and the Senior Vice President and Chief Risk Officer. See “Compensation of Executive Officers and Directors of the Company - Executive Officers” herein. The shares “beneficially owned” are determined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a person has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 1, 2025. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned. Management is not aware of any change in control of the Company since January 1, 2025, and is not aware of any arrangements that may, at a subsequent date, result in a change of control of the Company.

Except as indicated, the address for each of the persons listed below is c/o United Security Bancshares, 2126 Inyo Street, Fresno, California 93721.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Directors and Executive Officers:
Stanley J. Cavalla	678,383	(2)	3.9%
Director and Nominee
Tom Ellithorpe	178,324	(3)	1.0%
Director and Nominee
Dave Eytcheson	129,269	(4)	0.7%
Senior Vice President and Chief Operating Officer
Jagroop “Jay” Gill	1,229,271	(5)	7.0%
Director and Nominee
Heather Hammack	23,847	(6)	0.1%
Director and Nominee
David A. Kinross	118,597	(7)	0.7%
Senior Vice President and Chief Financial Officer
Nabeel Mahmood	35,598	(8)	0.2%
Director and Nominee
Kenneth D. Newby, CPA	50,914	(9)	0.3%
Director and Nominee
Robert Oberg	20,988	(10)	0.1%
Senior Vice President and Chief Risk Officer
Susan Quigley	38,047	(11)	0.2%
Director and Nominee
Porsche Saunders	66,590	(12)	0.4%
Senior Vice President and Chief Lending Officer
Brian C. Tkacz	30,272	(13)	0.2%
Director and Nominee
Dora Westerlund	25,369	(14)	0.2%
Director and Nominee
Dennis R. Woods	1,174,429	(15)	6.7%
Chairman, Nominee, President and Chief Executive Officer
William Yarbenet	70,205	(16)	0.4%
Senior Vice President and Chief Credit Officer
All Directors and Executive Officers as a Group
(15 in total)	3,870,103	(17)	22.1%

5% Stockholders:
Bridgewealth Advisory Group, LLC	1,217,932	(18)	7.0%
Dimensional Fund Advisors, LP	884,683	(19)	5.1%
(1)Includes shares subject to stock options that are exercisable within 60 days of March 1, 2025. These are treated as issued and outstanding for the purpose of computing the percentage of each director, Named Executive Officer and for All Directors and Executive Officers as a Group, but not for the purpose of computing the percentage of class owned by any other person.
(2)Mr. Cavalla has shared voting and investment powers as to 499,971 of these shares held in his wife’s IRA or in a trust with Mr. Cavalla as a co-trustee. Mr. Cavalla disclaims ownership of 270 shares which are held in his wife’s IRA.
(3)Mr. Ellithorpe has sole voting and investment powers in all shares owned.
(4)Mr. Eytcheson has shared voting and investment powers in all shares owned.
(5)Mr. Gill has shared voting and investment powers in all shares held jointly with his wife.
(6)Ms. Hammack has sole voting and investment power in all shares owned. Ms. Hammack has 9,000 shares subject to stock options that are exercisable within 60 days of March 1, 2025.

(7)Mr. Kinross has shared voting and investment powers in all shares held jointly with his wife.
(8)Mr. Mahmood has 15,000 shares subject to stock options that are exercisable within 60 days of March 1, 2025.
(9)Mr. Newby has shared voting and investment powers as to 152 shares held jointly with his wife.
(10)Mr. Oberg has sole voting and investment powers in all shares owned.
(11)Ms. Quigley has shared voting and investment powers as to 23,047 shares held in a trust with Ms. Quigley as a co-trustee. Ms. Quigley has 15,000 shares subject to stock options that are exercisable within 60 days of March 1, 2025.
(12)Ms. Saunders has sole voting and investment powers in all shares owned.
(13)Mr. Tkacz has 15,000 shares subject to stock options that are exercisable within 60 days of March 1, 2025.
(14)Ms. Westerlund has shared voting and investment powers in all shares owned. Ms. Westerlund has 9,000 shares subject to stock options that are exercisable within 60 days of March 1, 2025.
(15)Mr. Woods has shared voting and investment powers as to 895,583 of these shares held in a trust with Mr. Woods as a co-trustee or in his wife’s IRA. Mr. Woods disclaims ownership of 43,258 shares which are held in his wife’s IRA.
(16)Mr. Yarbenet has sole voting and investment powers in all shares owned.
(17)Includes 63,000 shares that are subject to stock options which are exercisable and subject to vesting within 60 days of March 1, 2025.
(18)Based solely on a Schedule 13F-HR filed with the SEC on February 14, 2025 by Bridgewealth Advisory Group, LLC, 986 West Alluvial Ave., Suite 101, Fresno, CA 93711. This Schedule 13G/A reports that Bridgewealth Advisory Group, LLC has sole voting power with respect to 1,217,932 shares and sole dispositive power with respect to 1,217,932 shares beneficially owned as of December 31, 2024.
(19)Based solely on a Schedule 13F-HR filed with the SEC on February 13, 2025 by Dimensional Fund Advisors, LP, 6300 Bee Cave Road, Austin, TX 78746. This Schedule 13G/A reports that Dimensional Fund Advisors, LP, has sole voting power with respect to 884,683 shares and sole dispositive power with respect to 884,683 shares beneficially owned as of December 31, 2024.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF ETHICS

Corporate Governance Guidelines

The Company is committed to having sound corporate governance principles that are important to the way the Company manages its business and to maintaining the Company’s integrity in the marketplace. The Company’s Corporate Governance Principles are available at www.unitedsecuritybank.com within the Investor Relations section.

Board of Directors and Committees of the Company

The Board of Directors of the Company oversees its business and monitors the performance of management. In accordance with Corporate Governance Principles, our Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chief Executive Officer, other key executives, and our principal outside advisers (legal counsel, outside auditors, and other consultants), by reading reports and other materials provided by the Company, and by participating in board and committee meetings.

During 2024, the Board of Directors held nine meetings. Except for Jay Gill, who missed four meetings, no director attended less than 75% of all Board of Directors meetings and the meetings of any committee of the Board of Directors on which he or she served.

In 2024, the Board of Directors had the following committees: ALCO, Audit Committee, Compensation Committee, Corporate Governance/Nominating Committee, IT Committee, Loan Committee, and 401K Committee.

Attendance at Annual Meetings

The Company does not have a policy regarding director attendance at each Annual Meeting of Shareholders. The 2024 Annual Meeting of Shareholders was attended by Tom Ellithorpe, Ken Newby, and Dennis Woods.

Shareholder Communications with the Board

Shareholders who wish to communicate with the Board of Directors as a whole, or with an individual director, may do so by emailing the Board of Directors at roberg@unitedsecuritybank.com.

Selection and Evaluation of Director Nominees

The Corporate Governance/Nominating Committee is responsible for identifying and presenting nominees for membership on the Board, as needed, by the following process:

•The Corporate Governance/Nominating Committee identifies nominees by first evaluating the qualifications and willingness to continue in service of current members of the Board of Directors.
•The Corporate Governance/Nominating Committee identifies if the Board of Directors needs to add new members with specific skills or to fill a vacancy on the Board.
•The Corporate Governance/Nominating Committee initiates a search, working with staff support and seeking input from the members of the Board and executive management for nominee(s) including existing members that are willing to continue to serve as directors. The Corporate Governance/Nominating Committee also considers any nominee(s) recommended by shareholders.
•The Corporate Governance/Nominating Committee identifies a potential slate of nominee(s), after taking into account the criteria discussed in the next section below.
•The Corporate Governance/Nominating Committee determines if any Board members have contacts with the potential nominee(s).
•The Corporate Governance/Nominating Committee interviews prospective nominee(s) other than existing board members.
•The Corporate Governance/Nominating Committee keeps the Board informed of the selection progress.
•The Corporate Governance/Nominating Committee meets to consider and approve its slate of recommended nominee(s) also using the criteria discussed in the next section below. The Corporate Governance/Nominating Committee, in evaluating existing directors as nominees and non-directors as nominees, balances the value of continuity of service by existing members of the Board with that of obtaining a new perspective.
•The Corporate Governance/Nominating Committee presents its slate of recommended nominees to the Board and seeks the Board’s endorsement of such nominee(s).
•There is no third party that is currently paid to assist in identifying or evaluating potential director nominees, although the Corporate Governance/Nominating Committee has sole authority to retain or terminate the services of a third-party search firm to identify director nominees. The Corporate Governance/Nominating Committee’s process for identifying and evaluating nominees for directors will not materially differ based on whether or not the nominee is recommended by a shareholder.

Board Diversity

While the Board of Directors does not have a formal diversity policy, it broadly defines diversity to encompass a range of skills and expertise sufficient to provide prudent guidance to the Company. In addition to the qualifications and characteristics described below, it considers whether the potential Director assists in achieving a mix of Board members that represents a diversity of background, perspective, and experience. Our Board of Directors also has a broad set of skills necessary for providing oversight to a financial institution, which includes proven leadership, and expertise in agriculture, finance, accounting, technology, and capital markets. The table below provides certain highlights of the composition of the Board of Directors and nominees. Each of the categories listed in the below table has meaning as it is used in Nasdaq rule 5605(f):

Board Diversity (As of December 31, 2024)
Total Number of Directors or Nominees	10
Part I: Gender Identity	Female	Male	Non-Binary	Did not Disclose
Directors	3	6	—	1
Part II: Demographic Background
African American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—	—	—	—
Did not Disclose	—	—	—	1

Director Independence
It is the policy of the Board of Directors that a significant majority of its members be independent from management, and the Board has adopted director independence standards that meet the listing standards and applicable rules of The “NASDAQ Stock Market, LLC” (NASDAQ). These independence standards are included in our Corporate Governance Principles which can be found on the Company’s website at www.unitedsecuritybank.com within the Investor Relations section.
In accordance with our Corporate Governance Principles, the Board undertook its annual review of director independence. During this review, the Board considered any and all commercial and charitable relationships of directors, including transactions and relationships between each director or any member of his or her immediate family and the Company and the Bank. Following the review, the Board affirmatively determined, by applying the director independence standards contained in the Corporate Governance Principles, that each of our directors nominated for election at this Meeting (Stanley J. Cavalla, Tom Ellithorpe, Jay Gill, Heather Hammack, Kenneth D. Newby, Susan Quigley, Brian Tkacz, and Dora Westerlund) is independent of the Company and its management in that none has a direct or indirect material relationship with the Company, with the exception of Dennis R. Woods, who is considered an inside director because of his employment as President and CEO of the Company, and Nabeel Mahmood, who was temporarily employed as an interim Chief Information Officer of the Bank during 2022. In addition, all members of the Audit Committee, the Compensation Committee and the Corporate Governance / Nominating Committee satisfy the standards of independence applicable to members of such committees established under applicable law, the listing standards and applicable rules of NASDAQ, and the director independence standards set forth in the Company’s Corporate Governance Principles.

Nomination of Directors

The Board of Directors maintains a Corporate Governance/Nominating Committee, which is responsible for assisting the Board of Directors in director selection, as well as review and consideration of developments in corporate governance practices. This committee consists solely of independent directors. This committee will also review director nominees submitted by shareholders. The Corporate Governance/Nominating Committee is responsible for annually reviewing and evaluating, in conjunction with the Board of Directors, the appropriate skills and characteristics required for Board of Directors members in the context of the current composition of the Board of Directors and goals for nominees to the Board of Directors, including nominees who are current directors.

The Board of Director’s policies with respect to director nominees have been to consider, among other factors: (a) the business experience of the nominee; (b) his or her reputation and influence in the community and standards of moral and ethical responsibility; (c) availability and willingness to devote time to fully participate in the work of the Board of Directors and its committees; and (d) commitment to the Company as evidenced by personal investment. Directors are expected to have demonstrated notable achievement in business, education, or public service; possess the education and experience to make a significant contribution to the Board of Directors; bring a range of skills, diverse perspective, and background to the Board of Directors; and serve as active resources for referrals and business development.

The Board of Directors will consider properly submitted nominees to the Board of Directors proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits, as discussed above. Any shareholder nominations proposed for consideration by the Board should include the nominee’s name and qualifications for Board membership and should be addressed to:

Dennis R. Woods, Chairman of the Board United Security Bancshares 2126 Inyo Street Fresno, California 93721

In addition, the Bylaws of the Company permit shareholders to nominate directors for consideration at an Annual Meeting of Shareholders. For a description of the process for nominating directors in accordance with the Bylaws, please see the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

Board Leadership Structure

Our Board of Directors is led by Dennis Woods, our Chairman of the Board, President, and Chief Executive Officer. The decision as to who should serve as Chairman of the Board, and who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is properly the responsibility of our Board. The members of our Board possess considerable experience and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and executive officers to meet those needs. The Board believes that the most effective leadership structure entails Mr. Wood’s continued service as both Chairman of the Board and Chief Executive Officer. Mr. Woods was the founding Chairman of the Bank and has been the Company’s Chairman of the Board and Chief Executive Officer since 2001. The Board of Directors believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, strategic issues for our Board. He was one of the key individuals behind our formation and his leadership was instrumental in the drafting and implementing of our strategic plan as well as our mission and vision statements. Mr. Woods’ leadership, as both the Chairman of the Board and as the Chief Executive Officer, continues to ensure that we remain dedicated to and focused on our mission.

Like many companies, our Board of Directors has an Executive Committee and other committees through which our Board of Directors accomplishes most of its corporate governance role, including new director and succession planning. Some of the committees are chartered to undertake significant activities and are made up entirely of independent directors.

In addition, our independent directors participated in nine executive sessions during the year, in which our Chairman of the Board and Chief Executive Officer does not participate. Any independent director may request additional executive sessions at any meeting. Our executive sessions are led by our Lead Director, Ken Newby, who is an independent director recommended by our Corporate Governance/Nominating Committee and appointed by our Board. The Lead Director is responsible for setting the agenda for executive sessions and leading them.

Board Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including interest rate risk and credit, market, and operational risks, such as the impact of competition. Management is responsible for the day-to-day management of the risks the Company faces, while the Chief Risk Officer and the Board, as a whole and through its committees, have responsibility for the oversight of risk management. In its risk-oversight role, the Board of Directors is responsible for ensuring that the Bank’s risk management policies and procedures are adequate and functioning as designed.

The Audit Committee engages in regular discussions with the Chief Risk Officer, the Company’s executive officers, and other Company officers as the Audit Committee may deem appropriate related to risk management. The committees consider risks within their areas of responsibility; for instance, the Compensation Committee considers risks that may result from changes in compensation programs.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee held two meetings during 2024. During 2024, the committee members were Mr. Ellithorpe, Ms. Hammack, Mr. Tkacz, and Ms. Westerlund, who are all considered independent as defined by the applicable NASDAQ and SEC rules. The charter of the Corporate Governance/Nominating Committee can be found on the Company’s website at www.unitedsecuritybank.com by clicking “About Us” and then “Governance.”

Compensation Committee

The Compensation Committee held two meetings during 2024. The Compensation Committee consists of two directors, all of whom are independent as defined by the applicable NASDAQ and SEC rules. During 2024, the members of the Compensation Committee were Ms. Hammack and Mr. Tkacz. The Compensation Committee reviews human resource policies, establishes the compensation for the Chief Executive Officer and other executive officers, reviews salary recommendations, grants stock based compensation, and approves other personnel matters, which are in excess of management’s authority.

None of the Company’s executive officers served on the Compensation Committee and none of the members of the Compensation Committee serves or has served as an officer or employee of the Company. The charter of the Compensation Committee can be found on the Company’s website at www.unitedsecuritybank.com by clicking “About Us” and then “Governance.”

Audit Committee

During 2024, the Audit Committee met 12 times. During 2024, the Audit Committee consisted of Ms. Quigley (Chairperson), Mr. Newby, and Mr. Ellithorpe, all of whom were independent as defined by the applicable NASDAQ and SEC rules. Ms. Quigley and Mr. Newby are deemed by the Company to be audit committee financial experts pursuant to the applicable rules and regulations of the SEC. Ms. Quigley and Mr. Newby have an understanding of generally accepted accounting principles (GAAP) and have the ability and experience to prepare, audit, evaluate and analyze financial statements which present the breadth and level of complexity of issues that are reasonably expected to be raised by the Company’s financial statements. For more information on Ms. Quigley and Mr. Newby’s qualifications and business expertise, please see their profiles under “PROPOSAL 1: ELECTION OF DIRECTORS,” herein.

The Audit Committee oversees the Company’s corporate accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports; selects, hires, oversees and terminates the Company’s independent auditors; monitors the Company’s independent auditors’ qualifications, independence and performance; monitors the Company and its affiliates’ compliance with legal and regulatory requirements; and oversees all internal auditing functions and controls. The Audit Committee also oversees the risk management functions of the Bank.

The Board of Directors has adopted a written charter for the Audit Committee which is available on the Company’s website at www.unitedsecuritybank.com by clicking “About Us” and then “Governance.”

Audit Committee Report

The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Securities Exchange Act (the “Acts”), and shall not otherwise be deemed filed under the Acts.

In the performance of its oversight function, the Audit Committee considered and discussed the consolidated, audited financial statements with management and Moss Adams LLP with, and without, management present. The Audit Committee also discussed with Moss Adams LLP matters required to be discussed by the Public Company Accounting Oversight Board (PCAOB) “Auditing Standards 1301, Communications with Audit Committees,” as currently in effect. The Audit Committee discussed with management and Moss Adams LLP the quality and adequacy of the internal controls of the Company. The Audit Committee received written disclosures and a letter from Moss Adams LLP, required by Independence Standards Board Standard No. 1, and has discussed with them their independent status. Moss Adams LLP did not perform any prohibited services for the Company.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited, consolidated-financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

The Audit Committee has also confirmed that there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member’s ability to act independently. Respectfully submitted by the members of the Audit Committee:

Dated: March 25, 2025            Audit Committee of the Board of Directors of United Security Bancshares
Susan Quigley, Chairperson
Kenneth Newby,
Tom Ellithorpe

Director Compensation

Director compensation is evaluated and recommended by the Compensation Committee and approved by the Board of Directors. Non-employee directors receive cash and equity compensation for committee attendance and premiums for serving as chairpersons of certain committees. They may also receive equity grants in the form of stock options and awards.

Director compensation is paid in a 50/50 split of cash and stock awards. The Board meeting fee is $1,610 per director per month. In addition, the Chairperson received an additional $345 per month and the Lead Director received an additional $230 per month. Also, directors, other than Mr. Woods and Mr. Newby, were paid $230 for Executive Committee meetings, $288 for Governance, ALCO, and 401(k) Committee meetings, and $403 for Audit, Compensation, IT, and Loan Committee meetings. The Chairpersons of the Audit, Compensation, Governance, and IT committees received $575 per meeting and the Chairperson of the 401(k) committee received $403 per meeting. The Lead Director, who facilitates the Executive Session, received $345 per month. Director fees are calculated and paid based on an estimated number of Board and Committee meetings per year.

Historically, the non-employee Company directors have received equity compensation in the form of nonqualified stock options, restricted stock units, and restricted stock awards. The Committee selected this form of equity compensation because it aligned the interests of the Board of Directors to those of the shareholders and also because of accounting and tax treatments of such awards.

The following table shows compensation paid or accrued for the last fiscal year to the Company’s non-employee directors. Mr. Woods does not receive committee fees and his director meeting fees are disclosed in the “All Other Compensation” column in the Summary Compensation Table for the Named Executive Officers. No stock awards to non-employee directors were outstanding at December 31, 2024.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stanley Cavalla	$12,001	$13,012	$—	$—	$—	$—	$25,013
Tom Ellithorpe	25,115	27,247	—	—	—	—	52,362
Jagroop “Jay” Gill	10,845	10,981	—	—	—	—	21,826
Heather Hammack	13,899	15,079	—	—	—	—	28,978
Nabeel Mahmood	20,894	22,674	—	—	—	—	43,568
Kenneth D. Newby	16,720	18,131	—	—	—	—	34,851
Susan Quigley	16,472	17,871	—	—	—	—	34,343
Brian C. Tkacz	14,326	15,544	—	—	—	—	29,870
Dora Westerlund	21,555	22,531	—	—	—	—	44,086
(1) Board members received 50% of their 2024 monthly director fees in the form of stock awards on February 27, 2024, June 25, 2024, September 24, 2024, and December 17, 2024.
(2) Fair market value upon vesting dates of February 27, 2024, June 25, 2024, September 24, 2024, and December 17, 2024.

Director Emeritus Plans

In 1995, the Bank established the Directors Emeritus Plan I, which was amended in May 2000. Those directors who (i) retired as directors of the Bank prior to 2015 or (ii) retired as directors of Golden Oak Bank and Legacy Bank and who signed a shareholder’s agreement were eligible to participate in the Directors Emeritus Plan I. Directors Emerita under Directors Emeritus Plan I receive a monthly fee of $400, and receive preferential deposit and customer service with free checking as long as they serve as a Director Emeritus. Director Emeritus benefits terminate upon (i) the sale of a majority of the Director Emeritus’ shares of the Company’s common stock originally held, or (ii) the finding by the Company’s board of directors that the Director Emeritus is engaging in activities or making statements which are detrimental to the Company or the Company’s public image. At December 31, 2024, there were 10 participants in the Directors Emeritus Plan. A total of $48,800 was paid under the Directors Emeritus Plan I in 2024.

In 2015, the Company established the Directors Emeritus Plan II. The new plan resets monthly fees every five years for directors retiring during that five-year period. Directors retiring during 2015-2019 receive $600 per month for life and will receive preferential deposit and customer service with free checking as long as they serve as a Director Emeritus. Directors retiring between 2020-2024 will receive $700 per month. To qualify, the retiring director must have served as a director for at least five years prior to retirement; and to continue receiving benefits the Director Emeritus must continue to own at least 25,000 shares of the Company’s common stock and not engage in activities or speech detrimental to the Company or the Bank. At December 31, 2024, there were five participants in the Directors Emeritus Plan II. A total of $38,400 was paid under the Directors Emeritus Plan II in 2024.

Both Director Emeritus Plans terminate if the Company is merged, acquired, or dissolved. Directors who retire after December 31, 2024, will no longer be included in the Director Emeritus Plan II.

PROPOSAL 1:

ELECTION OF DIRECTORS
Nominees

The Company’s Bylaws provide that the number of directors of the Company shall not be less than eight (8) nor more than fifteen (15) until changed by an amendment of the Articles of Incorporation or the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote, with the exact number of directors to be fixed from time to time, within the range: (i) by a resolution duly adopted by the Board of Directors; or (ii) by the approval of the shareholders. The authorized number of directors was last fixed at ten (10).

The persons named below, all of whom are currently members of the Board of Directors, have been nominated for election as directors to serve until the 2026 Annual Meeting of Shareholders and until their successors are elected and have qualified. Each nominee has consented to being named in the Proxy Statement and has agreed to serve as a member of the Board of Directors, if elected. Votes will be cast in such a manner as to effect the election of all ten (10) nominees, as appropriate (or as many thereof as possible under the rules of cumulative voting). The ten (10) nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

The Board of Directors has determined that all of the current directors on the Board of Directors, except for two (2), are “independent,” as that term is defined in the listing standards and applicable rules of NASDAQ. These eight (8) independent directors comprise a majority of the Board of Directors.

The following table sets forth, as of March 1, 2025, the names of, and certain information concerning, the persons nominated by the Board of Directors for election as directors of the Company.

Name and Title Other than Director	Age	Year First Appointed	Principal Occupation During the Past Five Years
Stanley J. Cavalla	74	2001	President of Suburban Steel, Inc.; President of Tri State Stairway Corp.
Tom Ellithorpe	82	2001	Owner, Insurance Buying Service.
Jagroop “Jay” Gill	61	2023	Owner, Auto Dealership.
Heather Hammack	48	2021	President, Famous Software.
Nabeel Mahmood	47	2017	Managing Director, CXO & Consultant, Mahmood, LLC (2014-Present); CIO, Instor (2020-Present); SCB Global (2021-Present); Managing Director, Nomad Futurist (2021-Present); President and CEO, Querai (2019-2020); Director, International Data Centers Authority (2018-2021).
Kenneth D. Newby	79	2014	Owner, Kenneth D. Newby, CPA.
Susan Quigley, Secretary	79	2017	Retired. Former Audit Managing Director at Deloitte & Touche, LLP, an international public accounting firm.
Brian C. Tkacz	48	2017	Senior Director, Global IT Managed Services, Markel Corporation (2019-present).
Dora Westerlund	53	2021	Founder and CEO, Fresno Area Hispanic Foundation.
Dennis R. Woods, Chairman, President, and Chief Executive Officer	77	2001	Chairman of the Board, President, and Chief Executive Officer of United Security Bancshares and United Security Bank.

Dennis R. Woods
Chairman of the Board
Director since 2001

Mr. Woods is the founding chairman of the Bank, and assumed the additional duties of President and CEO in 1993. Prior to the inception of the Bank, Mr. Woods was the President, CEO, and a 50% shareowner of a wholesale and retail food distribution company, Hestbeck’s Incorporated, for over 20 years. Mr. Woods has also been active in real estate investment, including ownership of commercial warehouses, apartments, and residential real estate for more than 30 years. Additionally, Mr. Woods has been involved with the development and cultivation of pistachio and almond farms from 1980 to present. Mr. Woods has continuously served on the boards of directors of a number of for-profit and non-profit organizations such as Hestbeck’s Incorporated; Pacific Coast Bankers Bank; California State University Fresno Bulldog Foundation; State Center Community College; United Way of Fresno County; Northern California Loan Fund Advisory, and Denwoods Farm Company. Mr. Wood’s background in various businesses qualifies him for service as a director.

Stanley J. Cavalla
Director since 2001

Mr. Cavalla has lived in Fresno County for over 70 years. He is President of Suburban Steel, Inc. and President of Tri State Stairway Corp. He is active in Fresno County as a businessman and farmer. He has over 50 years of experience in steel construction and farming. Mr. Cavalla’s relevant experience as an executive in managing and operating manufacturing and farming businesses within the Company’s market area, qualifies him for service as a director.

Tom Ellithorpe
Director since 2001

Mr. Ellithorpe has lived in Fresno, California for over 50 years. He is the owner of Insurance Buying Service. He is active in the Fresno community as an insurance broker and has been involved in the California insurance industry since 1972. He has also been involved in a number of business ventures in the Company’s market area including agricultural ventures. Mr. Ellithorpe’s relevant experience as an executive in the insurance industry and his understanding of risk management qualifies him for service as a director.

Jagroop “Jay” Gill
Director since 2023

Mr. Gill is the President and CEO of Gill Automotive Group, which owns and operates 11 automotive dealerships representing 13 different brands in California and Hawaii. In addition, he also has agricultural interests in central California. Jay is a graduate of California State University, Fresno where he received a bachelor’s degree in engineering. Jay currently serves on the boards of directors of Mid-Valley Water, Cen-Cal SBA, Chrysler Minority Dealer Association, and Ford Minority Dealer

Association. Mr. Gill’s relevant experience as a local business executive, local board member, and long-time community member qualifies him for service as a director.

Heather Hammack
Director since 2021

Ms. Hammack is the President of Famous Software, LLC, one of the largest software solutions providers for the fresh produce industry. She is a graduate of California Polytechnic University, San Luis Obispo, where she received a degree in Agribusiness, with a concentration in Finance. Heather currently serves as a Business Advisory Council Member for the Craig School of Business at California State University, Fresno, and as a Dean’s Advisory Council Member for the College of Agriculture, Food and Environmental Science at California Polytechnic University, San Luis Obispo. Ms. Hammack’s relevant experience as an executive in the software industry and her understanding of finance qualifies her for service as a director.

Nabeel Mahmood
Director since 2017

Mr. Mahmood brings over 25 years of experience leading large-scale global technology organizations for companies experiencing robust growth through M&A, global expansion, implementing new business models, and technology innovation. His expertise includes leading organizations through transformational changes, connecting IT to the needs of the business, technology innovation, Big Data, Cloud, ERP, IoT, AI, ML, NLP, RPA, Mobility, unified communication, security, and Data Centers. Mr. Mahmood’s relevant experience as a technologist, executive, and member of various boards qualifies him for service as a director.

Kenneth D. Newby
Lead Independent Director
Director since 2014

Mr. Newby is a well-respected Certified Public Accountant with long-standing ties to the community. He has been self-employed as a financial consultant in Fresno, California, since June 2008. Previously, he worked as a partner with the public accounting firm of Deloitte & Touche, LLP. He has also served the local community through the Fresno Business Council and the Fresno State Foundation Board of Governors. Mr. Newby is a graduate of California State University, Fresno, where he received his Bachelor of Science in Business Administration and Accounting in 1972. Mr. Newby’s relevant experience as a certified public accountant and knowledge of auditing, accounting, and finance qualifies him for service as a director.

Susan Quigley
Director since 2017

Ms. Quigley is a long-term resident of the Fresno community. She served as an Audit Managing Director for Deloitte & Touche, LLP, until her retirement in 2010. While at Deloitte, she audited companies in many industries, including agribusiness, banking, and hospitals. She has made many presentations to boards of various companies. Ms. Quigley has been a member of the board of directors of various companies and not-profit organizations including National Raisin Company, San Joaquin Valley Town Hall, and Boys & Girls Club of Fresno County. She is also a Master Gardener. Ms. Quigley’s relevant experience in accounting, auditing, finance, and as a member of various boards qualifies her for service as a director.

Brian C. Tkacz
Director since 2017

Mr. Tkacz is a business and information technology (IT) executive with 20+ years of experience in large-scale IT strategy and delivery roles. He is a Managing Director for Markel, a holding company for insurance, reinsurance, and investment operations around the world. He earned his MBA from the University of Virginia’s Darden Graduate School of Business and his BS in Managerial Economics from Cornell University. Mr. Tkacz’s relevant experience as a business leader, general manager, and successful P&L owner in the financial services and insurance industries, combined with his understanding of analytical problem solving and defining and executing business and IT strategies, qualifies him for service as a Director.

Dora Westerlund
Director since 2021

Ms. Westerlund is the President and CEO of the Fresno Area Hispanic Foundation, which established the only bilingual business incubator in the western United States. She has been serving and collaborating with the Central Valley business community for the past 27 years. In addition to leading a micro-loan program for the past 12 years, she has also promoted business growth with a focus on rural America. An alumna of California State University, Fresno, she has strong ties to the Central Valley and currently serves on the Board of Governors of California State University, Fresno. Ms. Westerlund’s relevant experience as an executive and her understanding of the community qualifies her for service as a director.

All nominees will continue to serve if elected at the Meeting until the 2026 Annual Meeting of Shareholders and until their successors are elected and have qualified.

None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Company acting within their capacities as such. There are no family relationships between any of the Company’s directors and executive officers. No director serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

Recommendation:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” ALL TEN (10) NOMINEES TO SERVE UNTIL THE 2026 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Introduction
This Compensation Discussion and Analysis (CD&A) explains our executive compensation program for our named executive officers (NEOs) listed below. The CD&A also describes the process followed by the Compensation Committee of the Board of Directors (the “Committee”) for making pay decisions, as well as its rationale for specific decisions related to 2024.
The following table sets forth the name, age, and position as of March 1, 2025, of the Company’s NEOs. None of the executive officers was selected pursuant to any arrangement or understanding other than with the directors and executive officers of the Company acting within their capacities as such.

NEO	Age	Position and Principal Occupation For the Past Five Years
Dennis R. Woods	77	President and Chief Executive Officer of United Security Bancshares and United Security Bank since 1993.
David A. Kinross	60	Senior Vice President and Chief Financial Officer of United Security Bancshares and United Security Bank since 2022.
Porsche Saunders	47	Senior Vice President and Chief Lending Officer of United Security Bancshares and United Security Bank since 2024.

Executive Summary

2024 Financial Highlights

•Total net loans increased to $912,416,000 at December 31, 2024 compared to $904,384,000 at December 31, 2023.
•Total deposits increased to $1,057,622,000 at December 31, 2024 compared to $1,004,477,000 at December 31, 2023.
•Book value per share increased to $7.51 at December 31, 2024 from $7.14 at December 31, 2023.
•Net income decreased to $14,783,000 for the year ended December 31, 2024 compared to $19,796,000 for the year ended December 31, 2023.
•The cost of funds was 1.23% for the year ended December 31, 2024 compared to 0.91% for the year ended December 31, 2023.
•The allowance for credit losses as a percentage of gross loans increased from 1.70% to 1.72% at December 31, 2024.

2024 Executive Compensation Highlights

Our executive compensation program is designed to align the interests of our NEOs with those of our shareholders. Based on our performance, and consistent with our desire to place greater emphasis on variable pay elements in our executive compensation program going forward, the Committee made the following executive compensation decisions for 2024:

•Base Salaries: The Committee approved base salary adjustments of 4.93% for Mr. Woods and Mr. Kinross, effective January 2024. Ms. Saunders was promoted to Senior Vice President and Chief Lending Officer in February 2024. At that time, her base salary was increased 12.5% to $225,000. For details, please refer to “2024 Executive Compensation Program in Detail” discussion below.

•2024 Short-Term Incentives: Based on our 2024 financial performance, Mr. Woods and Mr. Kinross earned incentives of 22.3% to 22.2%, respectively, of their base salaries, or approximately 49% to 70% of their respective maximum incentive opportunity. For details, please refer to “2024 Executive Compensation Program in Detail” discussion below. Ms. Saunders does not participate in this program.

•2024 Loan Incentive Programs: As Chief Lending Officer, Ms. Saunders participates in two loan incentive programs designed to reward loan production employees for increases in outstanding loan balances and loan fee income. She is eligible for an annual payment from the Loan Incentive Compensation Plan program and monthly payments from the Loan Fee Incentive Program. Her incentive earned for 2024 was 65.0% of her base salary. For details, please refer to “2024 Executive Compensation Program in Detail” discussion below.

•2024 Long-Term Incentives: Long-term incentives are designed to both retain qualified executives and align their interest with shareholders and complement competitive salaries and short-term incentives. Long-term incentives total 20% of base salaries and are granted as either restricted stock awards or restricted stock units. For details, please refer to “2024 Executive Compensation Program in Detail” discussion below.

Summary of Executive Compensation Practices

Our executive compensation program includes the following practices and policies, which we believe promote sound compensation governance and are in the best interests of our shareholders:

What we do	What we don’t do
Pay for performance and allocate individual awards based on actual results and how results were achieved.	No employment arrangements that provide for guaranteed salary increases, non-performance based bonuses, or equity compensation for executive officers.
Restricted stock unit and restricted stock awards that are aligned with the long-term creation of shareholder value.	No severance benefits to our executive officers exceeding three times base salary and bonus.
Engage independent, external compensation consultants.	No excise tax gross-ups upon a change in control.
Clawback features incorporated into our executive employment agreements.	No repricing, buyout or exchange of underwater stock options.
Use of multiple performance measures and caps on potential incentive payments.	No excessive executive perquisites.
Annual review of executive incentive compensation programs.	No single trigger acceleration of vesting in the event of a change-in-control.

What Guides Our Program

Compensation Philosophy

Our executive compensation program is designed to achieve the following objectives:

•Attract and retain the most qualified and experienced individuals available to further the Company’s success.
•Align the interests of executives and shareholders by linking a significant portion of executive compensation to the Company’s financial performance.
•Reward and motivate appropriate executive behavior that produces strong financial results, while managing risks and promoting safety and soundness.
•Provide compensation opportunities competitive with those offered by our peers and consistent with the Company’s level of performance.

Elements of the Executive Compensation Program

The three main elements of the Company’s executive compensation program are base salary, short-term incentives, and long-term incentives, each of which is described below:

Compensation Element	Fixed or Variable	Annual or Long Term	Cash or Equity	Purpose
Base Salary	Fixed	Annual	Cash	To attract and retain the best talent.
Annual Incentive Award	Variable	Annual	Cash	To motivate and maximize performance over a one-year period.
Restricted Stock Units and Restricted Stock Awards	Variable	Long- Term	Equity	To motivate and incent sustained performance over the long-term. Aligns interests of our NEOs with those of our shareholders. Also supports our leadership retention objectives.

The Decision-Making Process

The Role of the Compensation Committee. The Committee oversees the executive compensation program for our NEOs. The Committee works with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program annually. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed at our website, www.unitedsecuritybank.com.

The Committee makes recommendations to the Board regarding the structure of incentive-based compensation plans and equity based plans, both of which require Board approval. Operating within the plans approved by the Board, the Committee makes all final compensation and equity award decisions regarding our NEOs.

Role of the CEO. The CEO provides recommendations to the Committee on compensation for NEOs other than himself. The CEO does not provide recommendations concerning his own compensation, nor is he present during discussions of the Committee about his compensation.

Use of Independent Consultants and Advisors. The Committee engaged the services of Pearl Meyer & Partners (Pearl Meyer) as its outside independent compensation consultant during 2022. Pearl Meyer advises the Compensation Committee on a range of executive and director compensation matters including plan design, competitive market assessments, trends, and best practices. Pearl Meyer does not provide any other services to the Company.

The Role of Benchmarking and Market Data. The companies comprising the comparator peer group are reviewed and selected by the Committee to ensure relevance, with data and recommendations provided to the Committee by Pearl Meyer. The companies comprising the 2024 peer group were selected based on the following considerations:

•Size Characteristics: Assets, operating revenue, and market capitalization approximately two-thirds to twice the size of the Company;
•Geography: Headquartered in California, Nevada, or Washington;
•Operations: Commercial banks with reasonably similar loan mix and ratio of non-interest income to operating revenue as the Company.

The 2024 peer group approved by the Committee consisted of the following companies:

American Riviera Bancorp	Plumas Bancorp
California BanCorp	Provident Financial Holdings, Inc.
Community West Bancshares	Riverview Bancorp, Inc.
FFB Bancorp	Sound Financial Bancorp, Inc.
First Financial Northwest, Inc.	Summit State Bank
First Northern Community Bancorp	Timberland Bancorp, Inc.
Oak Valley Bancorp

The Committee engaged Pearl Meyer in 2022 to review the compensation of the NEOs and provide the Committee with an analysis of competitive pay practices for senior executives at the peer-group companies listed above. The Committee established base salaries, variable cash incentive awards, and long-term, equity-based incentive awards on a case-by-case basis for each NEO taking into account, among other things, individual and company performance, length of service, market data, advancement potential, recruiting needs, internal equity, retention requirements, succession planning, and best compensation governance practices. While the Committee used the Pearl Meyer analysis to help inform its compensation decisions, it does not target individual compensation levels to specific market pay percentiles.

2024 Executive Compensation Program in Detail

Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions, the Committee considers the CEO’s feedback as it relates to NEO performance, as well as each NEO’s position and level of responsibility within the Company. The Committee takes into account factors such as relevant market data, individual performance and contributions, and length of service. The Committee initially determined the appropriate annual base salary rate for each NEO as follows:

NEO	2023 Base Salary	2024 Base Salary	% Adjustment
Dennis R. Woods	$633,298	$664,521	4.93%
David A. Kinross	$275,000	$288,588	4.93%
Porsche Saunders (1)	$199,994	$225,000	12.50%
(1) Ms. Saunders was promoted to Senior Vice President and Chief Lending Officer in February 2024. Her employment agreement stipulates a minimum base pay of $225,000.

Short-term (Annual) Incentives
All of our NEOs are eligible to receive annual incentive awards, which are designed to focus executives on short-term financial and strategic goals that contribute to long-term value. Except for Ms. Saunders, who receives incentives based on loan production and increases in loan fees, all NEOs participate in the short-term plan described below.

The NEOs are eligible to participate in the Annual Incentive Plan, which provides an opportunity to receive an annual incentive award that is contingent on achieving pre-defined annual corporate objectives, as well as individual goals.

Annual Incentive Plan. The 2024 Annual Incentive Plan provided our NEOs the opportunity to earn a performance-based annual cash incentive award. Actual bonus payouts depend on the achievement of pre-established performance objectives. Maximum annual incentive opportunities are expressed as a percentage of base salary, and were established by the Committee based on the NEO’s level of responsibility and his ability to impact overall results. The 2024 maximum award opportunities for the NEOs were as follows:

NEO	Maximum Opportunity as % of Base Salary
Dennis R. Woods	45%
David A. Kinross	45%
Porsche Saunders	N/A
Performance Metrics and Assigned Weights. At the beginning of each year, the Committee approves the corporate financial measures, goals and assigned weights for each NEO. For 2024 the Committee selected the following performance metrics:
•Core Net Income Before Tax (CNIBT): Core net income is defined as pretax income less gain or loss on sales, OREO expenses, provision for loan loss, bonus expense, and gain or loss on fair value of financial liability.
•Deposit Growth: Deposit growth is defined as growth in average deposit balances over the prior year.
•Non-performing Assets (NPA) Ratio: NPA is defined as total nonaccrual loans, accruing loans past due 90 days or more, and other real estate owned as a percentage of total assets.
•Regulatory Results: This metric is based on regulatory examination results.

The following table shows the performance measures and assigned weights for 2024:

NEO	CNIBT	NPA Ratio	Regulatory Results	Deposit Growth
Dennis R. Woods	50%	15%	15%	20%
David A. Kinross	50%	20%	20%	10%

The following table shows the performance requirements assigned for each measure and 2024 results:

Performance Measure	Threshold	Maximum	Results
CNIBT Growth	(27.00)%	(7.00)%	(18.70)%
NPA Ratio	1.75%	1.10%	1.42%
Regulatory Results (1)	--	--	--
Deposit Growth	(15.3)%	(3.3)%	(10.35)%
(1)Regulatory results cannot be publicly disclosed, but the outcome resulted in an earned payout.

Annual incentive awards are calculated based on actual performance as compared to the goals set forth. Performance below the threshold requirement results in non-payment for the respective measure. The Committee has the discretion to reduce or increase the payouts to the extent it determines appropriate to reflect the business environment and market conditions that may affect the Company’s financial and stock price performance. No such discretion was exercised by the Committee for payouts earned in 2024.

2024 Annual Incentive Plan Results. Based on the corporate results and individual performance achievements described above, the Committee approved the following Annual Incentive Plan incentive award payouts:

NEO	Earned Payout as a % of Base Salary	Actual Payout ($)
Dennis R. Woods	22.3%	$147,856
David A. Kinross	22.2%	64,024
Loan Incentive Compensation Plan and Loan Fee Incentive Program

Ms. Saunders participates in two incentive programs, the “Loan Incentive Compensation Plan” and the “Loan Fee Incentive Program.”

The purpose of the Loan Incentive Compensation Plan is to drive shareholder value by attracting, motivating, and rewarding production employees (including the Chief Lending Officer) for growing outstanding loan balances beyond normal expectations. It is expected to facilitate a culture of sustained employee enrichment that acknowledges the valuable contributions that serve to drive shareholder value. Incentive payments for this program are paid 50% in the current year and 50% in the year following. The expected amount for annual growth is $1.5 million for each plan year. The payout is calculated based on the average outstanding balance for the plan year, minus the base of $1.5 million, and multiplied by 7.5 basis points. This calculation is applied to both the growth achieved by loan officers supervised by the Chief Lending Officer as well as growth achieved by the Chief Lending Officer to arrive at her annual plan payment.

The purpose of the Loan Fee Incentive Program is to enhance loan fee income for the Bank and reward the efforts of qualified officers who are able to negotiate market rate loan fees. Loan fees include up-front fees for processing loans, commitment fees, yield adjustments over the life of the loan, and similar purposes. Loan costs are related to salary expenses incurred by the Bank for payments to employees who perform the various functions necessary to the loan approval process. The loan fee incentive payments are based on the net positive difference of origination fees less origination costs. Percentage are applied to those amounts depending on the approving body (Chief Credit Officer, loan committee, or Board of Directors) and the type of loan (loan origination or renewal/extension).

Ms. Saunders was paid $13,046 under the “2024 Loan Incentive Compensation Plan” and $134,180 under the “2024 Loan Fee Incentive Program” for a total payment of $147,226 for incentives earned during 2024.

NEO	Earned Payout as a % of Base Salary	Actual Payout ($)
Porsche Saunders	65.0%	$147,226

Long-Term Incentives
All NEOs are eligible to receive long-term incentive awards, which are designed to focus executives on long-term financial and strategic goals that contribute to shareholder value. These awards complement their salaries and short-term incentives.
In December 2022, the Bank contracted with Pearl Meyer to conduct a peer benchmarking study. It was found that, on average, peer banks provided executives with annual awards equal to 20% of their salary in the form of equity grants with vesting periods of longer than one year. Accordingly, during 2024, the bank adopted a plan which provides grants in the form of either restricted stock awards or restricted stock units, at the executive’s discretion, with a vesting schedule of three years. The plan was approved by the compensation committee and Board of Directors on December 17, 2024. One-third of the award vested immediately on December 17, 2024, with future vestings of one-third each on December 1, 2025, and December 1, 2026.
The following table details the recommended long-term incentive values.

Executive	2024 Salary	Long-Term Target Percentage	Long-Term Incentive Value
Dennis Woods	$664,521	20%	$132,904
Dave Kinross	288,558	20%	57,712
Porsche Saunders	225,000	20%	45,000
Actual values of the awards totaled $132,385 for Mr. Woods, $57,487 for Mr. Kinross, and $44,826 for Ms. Saunders based on the grant date fair value at December 17, 2024, resulting from a closing stock price of $10.26 on that day. Shares granted totaled 12,903 shares, 5,603 shares, and 4,369 shares for Mr, Woods, Mr. Kinross, and Ms. Saunders, respectively.
Pay versus Performance

The Securities and Exchange Commission (SEC) requires that “pay versus performance” detail, as codified in the Dodd-Frank Act of 2010, be provided by companies filing proxy and information statements regarding executive compensation. The rules require a disclosure of what is “actually paid” to the PEO (principal executive officer) and NEOs (named executive officers), as well as total shareholder return for the company and its peers, net income, and a company-selected measure. Adjustments made to the summary compensation of the PEO and NEOs in order to determine what is “actually paid” are included in footnote 4 to the following table.

The following table sets forth pay versus performance information:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (4)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to non-PEO NEOs (4)	Total Shareholder Return (2)	Peer Group Total Shareholder Return (2)	Net Income	Growth of Core Net Income before Taxes (year over year) (3)
2024	$1,140,887	$1,114,342	$971,835	$960,952	$125.80	$109.67	$14,783,000	(18.70)%
2023	941,187	1,017,283	521,233	503,463	121.33	109.38	19,796,000	12.70%
(1) For 2024, the PEO (Principal Executive Officer) is Dennis Woods, President & CEO of the Company. The NEOs (Named Executive Officers) are Porsche Saunders, the Company’s SVP & Chief Lending Officer, and David A. Kinross, the Company’s SVP & Chief Financial Officer. For 2023, the PEO (Principal Executive Officer) is Dennis Woods, President & CEO of the Company. The NEOs (Named Executive Officers) are William Yarbenet, the Company’s SVP & Chief Credit Officer, and David A. Kinross, the Company’s SVP & Chief Financial Officer.
(2) Total shareholder return represents the cumulative change in the value of a $100 investment based on the value of common stock as measured at December 31, 2023, through and including the fiscal year-end for each reported period and dividend reinvestment during the period. Peer group includes the peers listed previously in the CD&A.
(3) Core net income before taxes is a non-GAAP financial number calculated by combing consolidated pretax earnings with incentive payments, OREO expenses, provisions for loan loss, and gains/losses on equity securities, sale of assets, and fair value of junior subordinated debt.
(4) The following table sets forth a reconciliation of summary compensation to compensation “actually paid” to the PEO and NEOs:

	2024		2023
Adjustments	PEO ($)	Average of Other NEOs ($)	PEO ($)		Average of Other NEOs ($)
Total Compensation from Summary Compensation Table	$1,140,887	$971,835	$941,187		$521,233
Adjustments for defined benefit pension plan:
Subtraction (addition): Aggregate change in actuarial present value of accumulated benefit plan during year	24,480	11,423	(23,436)		49,163
Adjustment for stock awards:
Subtraction: Summary Compensation Table amounts	132,385	540,715	—		57,668
Addition: Fair value of equity awards granted during year that are outstanding and unvested at year end	86,880	436,598	—		60,699
Addition: Year-over-year change in fair value of awards granted in prior years for which vesting conditions were satisfied during the year	—	4,552	2,200	$(1,800)	1,100
Addition: Year-over-year change in fair value of awards granted in prior years that are outstanding and unvested at year end	—	11,871	—		2,032
Addition: Fair value at end-of-year of awards granted and vested during the year	43,440	88,234	50,460		25,230
Compensation actually paid (as calculated)	$1,114,342	$960,952	$1,017,283		$503,463

The following tables set forth the weighting of performance objectives for incentive payout calculations:

2024 Incentive Payments
Growth of Core Net Income before Taxes	Incentive Payout	Non-Performing Assets/Total Assets	Incentive Payout	Regulatory Issues	Incentive Payout	Deposit Growth	Incentive Payout
> (7.0)%	45%	< 1.10%	45%	0	45%	> (3.25)%	45%
(7.0) - (9.5)%	40%	1.10 - 1.20%	40%	0	40%	(3.25) - (4.75)%	40%
(9.5) - (12)%	35%	1.20 - 1.35%	35%	0	35%	(4.75) - (6.25)%	35%
(12) - (14.5)%	30%	1.35 - 1.45%	30%	0	30%	(6.25) - (7.75)%	30%
(14.5) - (17)%	25%	1.45 - 1.55%	25%	1	25%	(7.75) - (9.25)%	25%
(17) - (22)%	15%	1.55 - 1.65%	15%	1	15%	(9.25)-(12.25)%	15%
(22) - (27)%	5%	1.65% - 1.75%	5%	2	5%	(12.25)-(15.25)%	5%
< (27)%	—	> 1.75%	—	3	—	< (15.25)%	—

2023 Incentive Payments
Growth of Core Net Income before Taxes	Incentive Payout	Non-Performing Assets/Total Assets	Incentive Payout	Regulatory Issues	Incentive Payout	Deposit Growth	Incentive Payout
> 15%	45%	< 1.0%	45%	0	45%	> 5.0%	45%
10 - 15%	40%	1 - 1.10%	40%	0	40%	2.5 - 5.0%	40%
7.5 - 10%	35%	1.1 - 1.25%	35%	0	35%	0 - 2.5%	35%
5 - 7.5%	30%	1.25 - 1.35%	30%	0	30%	(1.5) - 0%	30%
2.5 - 5%	25%	1.35 - 1.45%	25%	1	25%	(3.0) - (1.5)%	25%
1 - 2.5%	15%	1.45 - 1.55%	15%	1	15%	(4.5) - (3.0)%	15%
0 - 1%	5%	1.55% - 1.65%	5%	2	5%	(6.0) - (4.5)%	5%
< 0%	—	> 1.65%	—	3	—	< (6.0)%	—

Supplemental Executive Retirement Plan

The Company has established and sponsors a supplemental executive retirement plan in order to appropriately incent key employees, including the NEOs, to remain with the Company and become long-term loyal leaders. For more information on the Company’s supplemental executive retirement plan and the benefits payable to the NEOs thereunder, please see “Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits - Supplemental Executive Retirement Plan” below.

Other Benefits and Perquisites

Group insurance premiums, including, medical, disability, dental, and vision are paid for by the Company for NEOs and their families. These benefits are common in the industry for similar positions. The Company pays these insurance benefits for all other employees, and employees may elect to pay for the cost of insurance for their families. The Company has also established a contributory 401(k) defined contribution plan that allows eligible employees to contribute a portion of their income to a trust on a tax-favored basis. The Company matches participant contributions up to 4% of their eligible annual compensation. For more information on the Company’s 401(k) plan, please see “Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits - 401(k) Plan,” below.

The Chief Executive Officer is provided with a Company-owned vehicle and given reimbursement for membership dues in a country club. The Chief Credit Officer is provided with a Company-owned vehicles due to their job duties requiring extensive business travel. The Chief Financial Officer receives a monthly car allowance. See “All Other Compensation” in the Summary Compensation Table below. The Company provides these perquisites to certain of its NEOs because these perquisites are offered by many of its peers, and therefore, the Compensation Committee believes that providing these perquisites to these NEOs is necessary for their retention and for the recruitment of new executive officers.

Employment Agreements and Executive Change in Control Agreements

The Bank has employment agreements in place with Mr. Woods, Mr. Kinross, and Ms. Saunders. For more information on the employment agreements and executive change in control agreements, please see “Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits” below.

Other Practices, Policies and Guidelines

Clawback Policy

The Company’s “Clawback Policy” details procedures providing for the recovery of incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. The policy requires that erroneous payments are recovered even if there is no misconduct or failure of oversight on the part an individual executive officer. The policy is included as an exhibit to our 2024 Annual Report on Form 10-K.

Our executive employment agreements contain a provision that, in the event of a material restatement of financial results, the Board of Directors, based on available remedies, may seek recovery or forfeiture from any executive officer of the portion of incentive compensation that was received by, or vested in, the executive officer prior to the determination that a restatement was required and that would not have been earned had performance been measured on the basis of the restated results where the Board of Directors reasonably determines that the executive engaged in knowing or intentional fraudulent or illegal conduct that materially contributed to the need for the restatement.

Compensation Risk Assessment

It is our belief that a material portion of our executives’ total compensation should be variable compensation, tied to the Company’s financial performance. However, we strive to ensure that incentives do not result in actions that may conflict with the long-term interests of the Company, our shareholders, or our customers. The Committee reviews an evaluation of all of our plans covered under the “Sound Incentive Compensation Policies” for attributes that could cause excessive risk-taking or unethical sales practices. We concluded that our programs and practices do not encourage excessive risk-taking nor do they encourage unethical sales practices which would potentially cause harm to the Company or our customers.

Insider Trading Policies and Procedures

The Company has adopted an insider trading policy (the “Insider Trading Policy”) that applies to all (i) directors, (ii) executive officers and (iii) employees who are exposed to insider information (together, the “Covered Persons”). The Insider Trading Policy prohibits the use of material non-public information obtained by Covered Persons through their involvement with the Company when making decisions to purchase, sell, give away, or otherwise trade in the Company’s securities or to provide such information to others outside the organization. Further, we have established black-out periods to which all Covered Persons are subject, including quarterly black-out periods, which commence up to two weeks before the end of each quarter and continue until the quarterly earnings results are disclosed on Form 8-K. The Company may impose black-out periods from time to time as other types of material non-public information occur when material non-public events or disclosures are pending. If the Company imposes a special black-out period, the Company will notify Covered Persons accordingly.

Stock Option Grant Timing Policy
The Company has not granted stock options in more than 10 years. Accordingly, the Company has not adopted policies and practices on the timing of awards of stock options in relation to the disclosure of material nonpublic information of the Company, as contemplated by Item 402(x) of Regulation S-K.

Tax and Accounting Considerations
The Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executive talent necessary for our success.

Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” with management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Proxy Statement.

Dated: March 25, 2025            Compensation Committee of the Board of Directors of United Security Bancshares
Brian C. Tkacz, Chairman
Heather Hammack

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2024, and 2023, compensation information for services in all capacities to the Company’s executive officers who served as: (i) the Company’s principal executive officer and (ii) the two most highly compensated executive officers who were serving as executive officers at the end of 2024 and whose total compensation in 2024 exceeded $100,000 (collectively, the “Named Executive Officers”).

Summary Compensation
Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)(3)	Non-Equity Incentive Plan Compensation ($) (4)	Non-Qualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($)(6)	Total Compensation ($)
Dennis R. Woods, President & CEO	2024	$727,350	$—	$132,385	$147,856	$24,480	$108,816	$1,140,887
	2023	668,206	—	—	199,489	(23,436)	96,928	941,187
David A. Kinross, SVP & CFO	2024	288,558	—	764,499	64,024	—	68,193	1,185,274
	2023	275,000	—	115,336	80,781	—	63,294	534,411
Porsche Saunders, SVP & CLO	2024	225,867	—	316,930	147,226	22,845	45,528	758,396
	2023	197,089	—	—	117,230	21,788	46,992	383,099

(1) Includes compensation for accrued personal days not used (maximum 10 days) plus imputed income for life insurance provided by the Company in excess of $50,000 of coverage.
(2) Represents the grant date fair value determined in accordance with FASB ASC Topic 718, using the valuation assumptions described in the “Notes to the Consolidated Financial Statements” section of our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC. On December 17, 2024, Mr. Woods, Mr. Kinross, and Ms. Saunders were granted RSAs totaling 12,903 shares, 5,603 shares, and 4,369 shares, respectively, with immediate vesting of 33.3% of the shares and future vesting of 33.3% on December 1, 2025, and 33.4% on December 1, 2026.
(3) Reflects the dollar amount recognized for financial statement report purposes for the fiscal years ended December 31, in accordance with FAS 123(R), of awards pursuant to the Company’s Stock Option Plan. Assumptions used in the calculation of these amounts are included in the Company’s audited consolidated financial statements for the fiscal years ended December 31 included in the Company’s Annual Report on Form 10-K.
(4) The amounts shown for reflect payments made under the terms of the Annual Incentive Plan for 2024 performance, and in each case paid in the first quarter of the given year.
(5) The amounts shown represent only the aggregate change in the actuarial present value of the accumulated benefit under each NEO’s supplemental executive retirement plan salary continuation agreement for the given years. The amounts are established by the Company determined using interest rate assumptions consistent with those used in the Company’s financial statements.
(6) See following table for details of All Other Compensation column amounts.

All Other Compensation

Name and Principal Position	Year	Auto ($)	Club Membership ($)	401(k) ($)	Health Insurance ($)	Director Fees ($) (1)	Total ($)
Dennis R. Woods, President & CEO	2024	$24,592	$3,600	$13,800	$42,393	$24,431	$108,816
	2023	18,316	3,600	13,200	38,332	23,480	96,928
David A. Kinross, SVP & CFO	2024	12,000	—	13,800	42,393	—	68,193
	2023	12,000	—	12,962	38,332	—	63,294
Porsche Saunders, SVP & CLO	2024	—	—	7,678	37,850	—	45,528
	2023	—	—	12,572	34,420	—	46,992
(1) Mr. Woods received 50% of his 2024 monthly director fees in the form of restricted stock awards on February 27, 2024, June 25, 2024, September 24, 2024, and December 17, 2024, for a total of 1,565 shares of restricted stock with a total grant-date fair value of $12,717. He received 50% of his 2023 monthly director fees in the form of stock awards on March 1, 2023, June 1, 2023, September 1, 2023, and December 1, 2023, for a total of 1,626 shares of restricted stock with a total grant date fair value of $11,724.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information regarding the holdings of all equity awards by the Company’s NEOs as of December 31, 2024.

	Option Awards					Stock Awards and Units
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#) (1)		Market Value of Shares of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dennis Woods	—	—	—	—	—	8,602		$86,880	—	—
David A. Kinross	—	—	—	—	—	96,632		975,983	—	—
Porsche Saunders	—	—	—	—	—	39,097	(2)	394,880	—	—
(1) On January 22, 2023, Mr. Kinross’s was granted 7,500 RSUs that vest 33.3% on December 29, 2023, December 29, 2024, and December 29, 2025. On January 3, 2024, Mr. Kinross received an RSA of 14,435 shares which will vest 20% per year over five years beginning December 1, 2024, and ending December 1, 2028. On December 17, 2024, Mr. Woods, Mr. Kinross, and Ms. Saunders were granted RSAs totaling 12,903 shares, 5,603 shares, and 4,369 shares, respectively, with immediate vesting of 33.3% of the shares and future vesting of 33.3% on December 1, 2025, and 33.4% on December 1, 2026.
(2) The value of shares underlying unvested RSUs and RSAs is based on the closing price of the Company’s common stock on December 31, 2024.

Grant of Plan-Based Awards

The following table sets forth certain information regarding the granting of plan-based awards to the Company’s NEOs during 2024.

Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
NEO	Grant Date	Threshold Level $	Target Level $	Maximum Level $	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Stock Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock Awards
Dennis Woods	12/17/2024	—	—	$147,856	12,903	—	$132,385
David Kinross	12/17/2024	—	—	64,024	5,603	—	57,847
Porsche Saunders	12/17/2024	—	—	147,226	4,369	—	44,826
(1) Of the shares granted December 17, 2024, 33.3% vested immediately, with future vesting percentages of 33.3% on December 1, 2025, and 33.4% on December 1, 2026.

Option Exercises and Stock Vested

The following table presents information about the stock options that were exercised by, and the restricted stock that vested for, each of the NEOs during 2024.

	Option Awards		Stock Awards and Units
NEO	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1) (2) (3) (4) (5)
Dennis Woods (2)	—	—	5,866	$56,845
David A. Kinross (3)	—	—	16,016	158,916
Porsche Saunders (4)	—	—	1,456	14,939
(1) The aggregate dollar value realized represents the value of shares received upon vesting of a restricted stock unit or restricted stock award.
(2) Mr. Woods received 50% of his 2024 monthly director fees in the form of restricted stock awards on February 27, 2024, June 25, 2024, September 24, 2024, and December 17, 2024, for a total of 1,565 shares of restricted stock with a fair value of $12,717. A total of 4,301 shares of a restricted stock award with a fair value of $44,128 vested on December 17, 2024.
(3) Mr. Kinross’s 2,500 restricted stock units with a fair value of $25,250 vested on December 31, 2024. A total of 2,287 shares of a restricted stock award with a fair value of $22,481 vested on December 1, 2024. A total of 1,868 shares of restricted stock award with a fair value of $19,166 vested on December 17, 2024. A total of 8,761 shares vested on January 2, 2024 with a fair value of $86,121.
(4) Ms. Saunders vested in 1,456 shares of a restricted stock award with a fair value of $14,939 on December 17, 2024.
(5) On December 17, 2024, Mr. Woods, Mr. Kinross, and Mr. Saunders were granted RSAs totaling 12,903 shares, 5,603 shares, and 4,369 shares, respectively, with immediate vesting of 33.3% of the shares and future vesting of 33.3% on December 1, 2025, and 33.4% on December 1, 2026.

Narrative Disclosure Regarding Retirement Benefits and Change in Control Benefits

401(k) Plan

The Company has established a contributory 401(k) defined contribution plan (the “401(k) Plan”) covering all eligible employees. The 401(k) Plan allows eligible employees to contribute a portion of their income to a trust on a tax-favored basis. All employees of the Company and/or the Bank are eligible to participate in the 401(k) Plan upon the first day of the month after completing three months of service. Participants are automatically vested 100% in all participant contributions which may be invested in any of several authorized investments. The Company also matches participant contributions up to 4% of their eligible annual compensation. During 2024, the Company reserved $312,000 to match all employee contributions to the 401(k) Plan, of which $41,400 was reserved to match contributions of the Company’s Named Executive Officers and is included as “All Other Compensation” in the Summary Compensation Table above.

Potential Payment upon Change in Control

The following table reflects the estimated amounts of compensation that would be paid to each NEO in the event of a change in control of United Security Bank as of the last business day of the year ended December 31, 2024.

Name and Principal Position	Voluntary Termination Prior to Change in Control	Potential Payment Post Change in Control (1)	Potential Gain from Acceleration of Unvested-Unexercised Equity Awards ($) (2)	Total Potential Income Triggered by a Change in Control ($)
Dennis R. Woods, President & CEO	$—	$2,193,052	$86,880	$2,279,932
David A. Kinross, SVP & CFO	—	657,957	975,983	1,633,940
Porsche Saunders, SVP & CLO	—	342,230	394,880	737,110
(1) The Change in Control (CIC) agreement provides a lump sum payment to each executive based on the executive’s base salary and bonus for such year. Mr. Woods would receive a payment of three year’s base salary plus bonus, Mr. Kinross would receive two year’s base salary plus bonus, and Ms. Saunders would receive one year’s base salary plus bonus.
(2) The calculation assume the event triggering payments occurred on December 31, 2024.

Supplemental Executive Retirement Plan

As part of its incentives, the Company established and sponsored a supplemental executive retirement plan (SERP) pursuant to which the Company agreed to provide supplemental retirement income to key employees, including certain NEOs and their beneficiaries, if certain agreed upon eligibility and vesting conditions were met. The primary condition to the vesting of benefits under the Company’s SERP was long-term service to the Company. Therefore, vesting was set pro-rata for each year over the term of the SERP. Prior service credit for any newly hired executive was not permitted, except at the discretion of the Compensation Committee, which oversees the management of the SERP. While the expected annual payment under the SERP was limited to not more than 50% of the annual base salary of the executive officer at the commencement of the SERP, the Compensation Committee may increase the annual payment amount of the SERP to 50% of the annual base salary averaged over the last five years of the executive officer’s employment with the Company. The Compensation Committee may also approve a split-dollar agreement related to the SERP of an executive officer, and determine the terms of such split-dollar agreement including the treatment of imputed income of such split-dollar agreement to the executive officer and any gross up of taxes associated with the imputed income.

Dennis R. Woods, the Company’s President and CEO, commenced participation in the Company’s SERP in June 1996, and by June 2007, all benefits under his SERP were fully vested and could be drawn upon by Mr. Woods upon his retirement. Under the terms of his SERP, Mr. Woods will be entitled to compensation for 15 years at $100,000 per year.

Porsche Saunders, the Company’s Chief Lending Officer, commenced participation in the Company’s SERP in August 2015. Ms. Saunders will be fully vested in August 2040 and will be entitled to compensation of $46,500 per year for life.

The SERP also provided that benefits be paid to the executive officers’ beneficiaries in the event of their deaths. The Company’s obligation to pay begins in the month following death. The Company purchased single-premium life insurance policies for each SERP issued to protect the Company for this eventuality. The life insurance policies accrue tax-free income to the Company. The policies can remain in effect until the executive is deceased, even after all benefits under the SERP have been paid or can be liquidated at the option of the Company at the cash surrender value. The death benefit is designed to return to the Company the cost of the SERP expense. The cash value of the insurance is carried on its books as an asset.

In recent years, the Company has not offered such plans to new executive officers; therefore, Mr. Kinross is not a participant.

The following table provides certain information regarding the retirement benefits for the NEOs.

Pension Benefits
NEO	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
Dennis R. Woods	SERP	28	$1,068,075	$—
Porsche Saunders	SERP	12	176,301	—
(1) Present value of benefit earned in accordance with FAS 106. (See Note 13 to the Company’s financial statements included in the 2024 Annual Report).

Employment Agreements

On April 28, 2015, the Company entered into an employment agreement with Mr. Dennis R. Woods for his service as President and Chief Executive Officer with an annual base salary of $499,392. The term of the employment agreement originally terminated on December 31, 2017, but, subject to early termination, renews annually for successive three-year terms unless prior notice of non-renewal is given by either party on an annual basis. Accordingly, Mr. Woods’ employment agreement now terminates on December 31, 2026. The Board of Directors may from time to time review Mr. Woods’ base salary and, at its sole discretion, may increase the base salary. Mr. Woods may also receive discretionary bonuses, if any, as determined by the Board of Directors and is eligible to earn incentive bonuses pursuant to any programs developed and implemented. The employment agreement provides that, in the event of involuntary termination without cause or voluntary termination for “Good Cause” (as defined), Mr. Woods would continue to receive his then current base salary for 24 months after such event, plus continuation of his group medical insurance benefits or payment of COBRA continuation benefits for 24 months; provided, however, if Mr. Woods is terminated within one year following a change in control (as defined), he would be entitled to receive a lump sum payment equal to 36 months’ then current base salary plus continuation of group medical insurance benefits or payment of COBRA continuation benefits for 36 months. Payments made in connection with a change in control would be reduced, if necessary, to ensure that no payments constitute an excess parachute payment under Internal Revenue Code Section 280G.

On February 27, 2024, the Company entered into an employment agreement with Ms. Porsche Saunders for her service as Senior Vice President and Chief Lending Officer with an annual base salary of $225,000. The term of the employment agreement originally terminated on December 31, 2024, but renews annually for successive one-year terms unless prior notice of non-renewal is given by either party on an annual basis. Accordingly, Ms. Saunders’s employment agreement now terminates on December 31, 2025. The Board of Directors may from time to time review Ms. Saunders’s base salary and, at its sole discretion, may increase the base salary. Ms. Saunders may also receive discretionary bonuses, if any, as determined by the Board of Directors and is eligible to earn incentive bonuses pursuant to any programs developed and implemented. The employment agreement provides that, in the event of involuntary termination without cause or voluntary termination for “Good Cause” (as defined), Ms. Saunders would continue to receive her then current base salary for 12 months after such event plus continuation of her group medical insurance benefits or payment of COBRA continuation benefits for 12 months; provided, however, if Ms. Saunders is terminated within one year following a change in control (as defined), she would be entitled to receive a lump sum payment equal to 12 months’ then current base salary plus continuation of group medical insurance benefits or payment of COBRA continuation benefits for 12 months. Payments made in connection with a change in control would be reduced, if necessary, to ensure that no payments constitute an excess parachute payment under Internal Revenue Code Section 280G.

On November 1, 2022, the Company entered into an employment agreement with Mr. David A. Kinross for his service as Senior Vice President and Chief Financial Officer with an annual base salary of $275,000. The term of the employment agreement originally terminated on December 31, 2024 but, subject to early termination, renews annually for successive two-year terms unless prior notice of non-renewal is given by either party on an annual basis. Accordingly, Mr. Kinross’s employment agreement now terminates on December 31, 2026. The Board of Directors may from time to time review Mr. Kinross’ base salary and, in its sole discretion, may increase the base salary. Mr. Kinross may also receive discretionary bonuses, if any, as determined by the Board of Directors and is eligible to earn incentive bonuses pursuant to any programs developed and implemented. The employment agreement provides that, in the event of involuntary termination without cause or voluntary termination for “Good Cause” (as defined), Mr. Kinross would continue to receive his then current base salary for 12 months after such event plus continuation of his group medical insurance benefits or payment of COBRA continuation benefits for 12 months; provided, however, if Mr. Kinross is terminated within one year following a change in control (as defined), he would be entitled to receive a lump sum payment equal to 24 months’ then current base salary plus continuation of group medical insurance benefits or payment of COBRA continuation benefits for 24 months. Payments made in connection with a change in control would be reduced, if necessary, to ensure that no payments constitute an excess parachute payment under Internal Revenue Code Section 280G.

Certain Relationships and Related Transactions

During 2024, there were no existing or proposed, material transactions between the Company and its executive officers, directors, or principal shareholders (beneficial owners of 5% or more of the Company’s Common Stock), or the immediate family or associates of any of the foregoing persons, except as indicated below.

Some of the Company’s directors and executive officers, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of its business, and the Bank expects to have such ordinary banking transactions with such persons in the future. During the normal course of business, the Bank enters into loans with related parties, including executive officers and directors. These loans are made with substantially the same terms, including rates, collateral and repayment terms, as those prevailing at the same time with unrelated parties, and do not involve more than the normal risk of collectability or represent other unfavorable features. See “Note 3 - Loans” in the audited consolidated financial statements in the Company’s Annual Report for detail on outstanding loans and commitments to related parties. The Company may also engage in banking (non-lending) transactions with corporations of which the Company’s directors or officers may own a controlling interest, or also serve as directors or officers. These transactions are made in the ordinary course of business, on substantially the same terms, including interest and collateral, as those prevailing for comparable transactions with persons not related to the Company, do not involve more than the normal risk of collectability or present other unfavorable features, and comply with the provisions of applicable federal and state law.
During 2022, the Company entered into a consulting services agreement with Mr. Mahmood whereby he was engaged as an Outsourced Chief Information Officer for a portion of the year. In connection with the engagement, the Company paid Mr. Mahmood fees for consulting services of $200,000 and reimbursed him for certain out-of-pocket travel related expenses. As a result of the consulting agreement with Mr. Mahmood, he will be considered a non-independent director for three years.

PROPOSAL 2:

APPROVAL OF THE UNITED SECURITY BANCSHARES 2025 EQUITY INCENTIVE AWARD PLAN

General

On February 25, 2025, upon the recommendation of the Compensation Committee, the Board of Directors unanimously approved and adopted the United Security Bancshares 2025 Equity Incentive Award Plan (the “2025 Plan”), subject to the approval of the Company’s shareholders at the Meeting. The 2025 Plan provides for the granting of awards in the form of stock options (including incentive stock options), restricted stock, and restricted stock units to the Company’s directors, executive officers, and other employees. The maximum number of shares of Common Stock that may be issued or paid out in connection with awards of restricted stock, restricted stock units, or upon exercise of all stock options granted under the 2025 Plan is 1,200,000 shares of Common Stock (subject to certain adjustment provisions set forth in the 2025 Plan).

The last plan adopted by the shareholders was the Company’s 2015 Stock Option Plan (the “2015 Plan”). The 2015 Plan, when adopted, provided for the granting of options to purchase 700,000 shares, which, post stock splits and other adjustments, equated to 758,000 shares. As of March 26, 2025, there were 671,854 shares in outstanding awards and no shares available for grant under the 2015 Plan. The 2015 Plan expired on February 7, 2025, pursuant to its terms.

As a result of the expiration of the 2015 Plan, the Company currently does not have in place a shareholder-approved equity incentive plan under which awards of stock options, restricted stock, and /or restricted stock units may be granted, and the Board believes it is advisable for the shareholders to adopt the 2025 Plan so that the Company will have stock options, restricted stock, and restricted stock units available to grant as an additional means of retaining and attracting competent directors, officers, and other employees for the Company and its subsidiaries, and for inducing high levels of performance and efforts for the benefit of the Company and its shareholders.

As of the date of this Proxy Statement, no awards have been granted under the 2025 Plan, and the Company has made no determination of intended grants to specific directors, officers, or employees under the 2025 Plan. It is expected, however, that such awards will be granted under the 2025 Plan to directors, officers, and other employees of the Company and its subsidiaries after shareholder approval of the 2025 Plan in the discretion of the Compensation Committee and from time to time in accordance with the terms of the 2025 Plan and as discussed more fully below.

The Board of Directors believes it is advisable for the shareholders to approve the 2025 Plan. Approval of the 2025 Plan is required under the Rules of NASDAQ and, further, ratification of the 2025 Plan is required by Section 422 of the Internal Revenue Code, as amended, for incentive stock options to qualify for favorable tax treatment. If the shareholders do not approve the 2025 Plan, the Company may be compelled to significantly increase the cash component of employee compensation, which may not necessarily align employee compensation interests with the investment interests of the Company’s shareholders as well as the alignment provided by equity-based awards. Replacing equity awards with cash would also increase cash compensation expenses and divert cash away from more impactful uses, such as investment in the Company’s business operations.

Purpose of the 2025 Plan

The purpose of the 2025 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board of Directors and the Company’s officers and other employees to those of the Company’s shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s shareholders. The 2025 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board of Directors and the Company’s officers and other employees, upon whose judgment, interest, and special effort the successful conduct of the Company’s operations is largely dependent.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2024, with respect to the shares of Common Stock that were reserved for issuance under the Company’s existing equity compensation plans.

Plan	Number of securities to be issued upon exercise of outstanding options (A)	Weighted-average exercise price of outstanding options	Number of securities to be issued upon vesting of outstanding restricted stock awards (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in (A) and (B))
Equity compensation plans approved by security holders: 2015 Equity Incentive Award Plan	75,000	$9.54	160,991	204,916
Equity compensation plans not approved by security holders:	N/A	N/A	N/A	N/A
Total	75,000	$9.54	160,991	204,916

For more information regarding the United Security Bancshares 2015 Stock Option Plan which is reflected in the table immediately above, see the section entitled “Compensation of Executive Officers and Directors of the Company - Narrative Disclosure to Summary Compensation Table - Equity Incentives” herein.

Summary of the 2025 Plan

The following is a summary of the material terms of the 2025 Plan and is qualified in its entirety by reference to the 2025 Plan, a copy of which is attached as Appendix A to this Proxy Statement. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the 2025 Plan.

Administration

The 2025 Plan is administered by the Compensation Committee (or another committee appointed by the Board of Directors to administer the 2025 Plan) (the “Committee”). The Committee shall be comprised of at least two directors, all of whom shall be independent directors. Subject to the provisions of the 2025 Plan, the Committee shall interpret the 2025 Plan and any award agreement. All awards must be evidenced by a written agreement between the award holder and the Company. Subject to the provisions of the 2025 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and amount of such awards, and all of their terms and conditions. Notwithstanding the foregoing or any other provision of the 2025 Plan, the Board of Directors, acting by a majority of its members, shall, upon the Committee’s recommendation, approve or disapprove each award granted by the Committee and may, at any time and from time to time, in its sole discretion, exercise all rights and duties of the Committee under the 2025 Plan, except with respect to matters which under Rule 16b-3 of the Exchange Act or any successor rule require the action of the Committee.

Eligibility

Awards may be granted under the 2025 Plan to those officers, directors, and employees of the Company and its subsidiaries (each, an “Eligible Individual”) as selected from time to time by the Committee. No determination has been made as to which of the persons eligible to participate in the 2025 Plan will receive awards under the 2025 Plan in the future and therefore, the future benefits to be allocated to any individual or to various groups of Eligible Individuals are not presently determinable.

Shares Available Under the 2025 Plan

The maximum number of shares of Common Stock that may be issued or paid out in connection with awards of restricted stock, restricted stock units or upon exercise of all stock options granted under the 2025 Plan is 1,200,000 shares of Common Stock, of which 600,000 shares may be awarded as incentive stock options, (both subject to adjustment as described in the 2025 Plan).

On March 26, 2025, the closing price per share of the Common Stock on the NASDAQ Global Select Market was $8.97.

Adjustments

To the extent that an award terminates, expires, or lapses for any reason, or an award is settled in cash without the delivery of shares to the person receiving the award, then any shares of Common Stock subject to the award shall again be available for the grant of an award pursuant to the 2025 Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award shall again be available for the grant of an award pursuant to the 2025 Plan. Any shares of Common Stock repurchased by the Company prior to vesting so that such shares are returned to the

Company will again be available for awards. To the extent permitted by applicable law or any stock exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired by the Company or any subsidiary shall not be counted against shares of Common Stock available for grant pursuant to the 2025 Plan. Notwithstanding the foregoing, no shares of Common Stock may again be optioned or granted if such action would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, as amended (the “Code”).

Adjustment Upon Changes in Capitalization

If the outstanding shares of Common Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities, through a reorganization, merger, recapitalization, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company, appropriate and proportionate adjustments shall be made in the number and kind of shares as to which awards may be granted. A corresponding adjustment changing the number or kind of shares covered by an award and the exercise prices per share allocated to unexercised stock options granted prior to any such change shall likewise be made. Such adjustments will be made without change in the total price applicable to the unexercised portion of any stock option, but with a corresponding adjustment in the price for each stock option.

Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, and Other Corporate Events

Unless an award agreement provides for a specific treatment, in the event of any plan of dissolution, liquidation, reorganization, merger, consolidation, or sale of all or substantially all of the assets of the Company to another corporation, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may take any of the following actions: (i)(A) terminate any such awards in exchange for an amount of cash equal to the amount that would have been attained upon the exercise of such award or realization of the holder’s rights as of the date of the occurrence of the transaction, or (B) replace such award with other rights or property selected by the Committee in its sole discretion having an aggregate value equal to the amount that could have been attained upon the exercise of such award or realization of the holder’s rights had such award been currently exercisable or payable or fully vested; (ii) provide that such award be assumed by the successor or survivor corporation or substituted for equivalent options, rights or awards covering the stock of the successor or survivor corporation, with appropriate adjustments as to the number and kind of shares and prices; (iii) provide that such award be exercisable or payable or vested or unvested with respect to all shares covered by such award, on the same terms as if the transaction did not occur (notwithstanding anything to the contrary in the 2025 Plan); or (iv) provide that such award become fully vested and exercisable immediately prior to the consummation of the transaction. In the event the terms of an award agreement provide for immediate vesting upon a reorganization or other event specified above, the terms of the award agreement shall govern.

Maximum Awards under the 2025 Plan

Under the 2025 Plan, the maximum aggregate number of shares of Common Stock with respect to one or more awards that may be granted to any one person during a calendar year shall be 150,000 shares (75,000 shares in the case of non-employee directors), subject to adjustment as set forth in the 2025 Plan.

Types of Awards Available Under the 2025 Plan

Stock Options

The Committee may recommend to the Board of Directors the grant of nonstatutory stock options, incentive stock options (within the meaning of Section 422 of the Code), or any combination of these, to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, and which are not inconsistent with the 2025 Plan. The Committee is authorized to set the exercise price of each option, so long as such price is not less than 100% of the fair market value of a share of Common Stock on the date of grant (or, as to incentive stock options, on the date the option is modified, extended, or renewed for purposes of Section 424(h) of the Code), unless such option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under Section 409A and Section 424 of the Code. Any incentive stock option granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant (or the date the option is modified, extended, or renewed for purposes of Section 424(h) of the Code) and a term set by the Committee but which may not exceed five years from the date of grant. The term for all other options shall also be set by the Committee but may not exceed ten years from the date of grant. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Committee may extend the term of any outstanding stock option and may extend the time period during which vested options may be exercised in connection with any Termination of Service of the holder, and may amend any other term or condition of such option relating to such a Termination of Service.

The Committee shall determine the time period during which an option award vests and becomes exercisable, which may be at such times or upon such events and based on any criteria as selected by the Committee. At any time after an option grant, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an option vests. No portion of an option that is unexercisable on the date of an option holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the applicable award agreement or by action of the Committee following the option grant.

Restricted Stock Awards

The Committee may recommend to the Board of Directors the grant of restricted stock to Eligible Individuals, on such terms and conditions, including the restrictions applicable to each such award and to the extent such terms and conditions are not inconsistent with the 2025 Plan, and may impose such conditions on the issuance of such restricted stock as it deems appropriate. The Committee determines the purchase price, if any, and form of payment for the restricted stock. Upon issuance of restricted stock, the holder has, unless otherwise provided by the Committee, the same rights of a shareholder with respect to such shares (subject to any restrictions contained in the applicable award agreement), including the right to receive dividends and other distributions paid or made with respect to the shares (other than extraordinary distributions which shall remain subject to the Committee’s right to impose restrictions in the case of such distributions). Such restrictions may include those concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee. The Committee may also accelerate the vesting of restricted stock by removing any restrictions imposed by the terms of the applicable award agreement. Restricted stock may not be sold or encumbered until all restrictions under the Plan are terminated or expire.

If no price was paid by the holder for restricted stock, then upon a Termination of Service, the holder’s rights to unvested restricted stock then subject to restriction will lapse, and the restricted stock will be surrendered to the Company and canceled without consideration. If a price was paid by the holder for the restricted stock, then upon a Termination of Service, the Company will have the right to repurchase from the holder the unvested restricted stock then subject to restrictions at a cash price per share equal to the price paid by the holder for the restricted stock or such other amount as may be specified in the award agreement. The Committee, in its sole discretion, may provide that in the event of certain events, including a Change in Control, the holder’s death, retirement, or disability, or any other specified Termination of Service or any other event, the holder’s rights in unvested restricted stock will not lapse, the restricted stock will vest and, if applicable, the Company will not have a right of repurchase.

Restricted Stock Units

The Committee may recommend to the Board of Directors the grant of restricted stock units (“RSUs”) to Eligible Individuals, on such terms and conditions, including restrictions, applicable to each award of RSUs and to the extent such terms and conditions are not inconsistent with the 2025 Plan, and may impose such conditions on the issuance of such RSUs as it deems appropriate. Each RSU granted under the 2025 Plan represents a right to receive one share of Common Stock at a future date at which vesting conditions applicable to the RSU are satisfied, as determined in accordance with the holder’s award agreement (subject to the withholding of applicable taxes). No monetary payment is required (except for applicable tax withholding, if any) for receipt of RSUs or the shares issued in settlement of the award, the consideration for which is furnished in the form of the holder’s services to the Company and/or the Bank. The holders of RSU awards have no voting rights with respect to the shares of Common Stock represented by the RSUs until the issuance date of such shares. However, the Committee, in its discretion, may provide in the award agreement that the holder shall be entitled to receive Dividend Equivalents (which are credits to receive an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an RSU award held by such holder and which are more fully discussed in the 2025 Plan). In the event of a Termination of Service, the holder of the RSU award shall forfeit to the Company any RSUs which remain subject to vesting as of the date of the holder’s Termination of Service (unless otherwise provided by the Committee and set forth in the award agreement).

Transferability of Awards

Unless otherwise consented to by the Committee, awards under the 2025 Plan may only be transferred by will or by the laws of descent and distribution.

Prohibition Against Option Repricing

Absent shareholder approval, neither the Board nor the Committee will have the right or authority following the grant of any option pursuant to the 2025 Plan to amend or modify the exercise price of any such option, or to cancel the option at a time when the exercise price is greater than the fair market value of the shares of Common Stock in exchange for another option or award.

Restriction on Exercise of Awards Prior to Corporate Transaction

In the event of any pending stock dividend, stock split, Change in Control, combination or exchange of shares, distribution (other than normal cash dividends) of Company assets to shareholders, or any other change that affects the shares of Common Stock or its share price (including any Equity Restructuring for reasons of administrative convenience), the Company in its sole discretion may refuse to permit the exercise of any award for a period of up to thirty (30) days prior to the consummation of any such transaction.

Amendment and Termination

The 2025 Plan will continue in effect until February 25, 2035, unless earlier terminated by the Board of Directors. The Board of Directors may amend, modify, suspend, or terminate the 2025 Plan at any time or from time to time; provided, however, that without shareholder approval given within twelve months before or after such action is taken by the Board of Directors, the Board of Directors can take no action to increase the maximum number of shares which may be issued under the 2025 Plan (except with respect to an adjustment as set forth in the 2025 Plan). Except as otherwise provided by the 2025 Plan, no amendment, suspension, or termination of the 2025 Plan shall, without the award holder’s consent, impair any rights or obligations under any granted award, unless the award itself otherwise expressly so provides.

United States Federal Income Tax Consequences

Grant of Options

The grant of a stock option is not expected to result in any taxable income for the holder.

Exercise of Options

Upon exercising a non-qualified stock option, the holder must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction.

Disposition of Shares Acquired Upon Exercise of Options

The tax consequence upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other than Options

As to other awards granted under the 2025 Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of Common Stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes, the Company will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2025 Plan.

Application of Section 16

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period.

Delivery of Shares for Tax Obligation

Under the 2025 Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon any terms and conditions it may impose, to deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations.

New Plan Benefits

As of the date of this Proxy Statement, no determination has been made as to which of the Eligible Individuals may be granted awards or the amounts and types of awards that may be awarded to any such Eligible Individuals in the future under the 2025 Plan, because grants under the 2025 Plan are subject to the discretion of the Committee.

Vote Required

Approval of the 2025 Plan requires the affirmative vote of a majority of the shareholders of the Company represented in person or by proxy and voting at the Meeting. Unless otherwise directed or specified, shares represented by proxy will be voted “FOR” Proposal 2.

Recommendation:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE UNITED SECURITY BANCSHARES 2025 EQUITY INCENTIVE AWARD PLAN.

PROPOSAL 3:

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 20,000,000 TO 50,000,000

As of December 31, 2024, there were 20,000,000 shares of the Company’s Common Stock authorized and a total of 17,364,894 shares of Common Stock issued in outstanding. On February 25, 2025, the Company’s Board of Directors approved an amendment to Article THREE of the Articles and approved the submission of this amendment to the shareholders for their approval at the Annual Meeting. The proposed amendment to the Articles increases the authorized shares of the Company’s Common Stock, no par value, from 20,000,000 to 50,000,000.

Rationale for Increase in Authorized Number of Shares of Common Stock

The Board of Directors believes that it is advisable to increase the Company’s authorized Common Stock to increase the Company’s flexibility to access the capital markets and to enter into arrangements that provide for the potential issuance of such Common Stock in the future. The availability of additional shares of Common Stock will afford the Company greater flexibility to issue shares of common stock for general corporate purposes, including awards or grants under employee equity incentive plans such as the Company’s 2025 Equity Incentive Award Plan subject to shareholder approval in Proposal 2, and acting upon opportunities and transactions, including strategic acquisitions, if any, which may arise. Future issuances of shares of the Common Stock could have the effect of making it more difficult for a person to acquire control of the Company and remove management. At this time, there are no current specific plans, understandings or arrangements for the use of the Common Stock.

Effect of the Amendment

Approving the amendment to increase the authorized number of shares of the Company’s common stock will not result in any dilution to current shareholders unless and until the Company issues such additional shares in the future.

If this proposal is approved, the newly authorized shares of common stock would have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. The future issuance of additional shares of common stock (other than a stock split or dividend) would have the effect of diluting voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

An increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the Company. However, the Board of Directors does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is the Company aware of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management, or otherwise.

No Appraisal Rights

Our shareholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of California with respect to the proposed amendment to the Articles to increase the authorized number of shares, and we will not independently provide the shareholders with any such right.

Vote Required

The affirmative vote of holders of a majority of outstanding shares is required to approve the proposed amendment to Article THREE of the Articles. If the amendment is not approved by the shareholders, the Company’s Articles will continue in effect. The proposed amendment, if adopted by the required majority vote of the outstanding shares, will become effective on the date on which the Certificate of Amendment of the Articles is filed with the Secretary of State of California. Proxies will be voted in favor of the following amendment unless otherwise instructed by the shareholders.

Proposed Amendment

ARTICLE THREE of the Certificate of Incorporation shall be amended and restated to read in its entirety as follows if our shareholders vote to approve this Proposal:

The Corporation is authorized to issue only one class of shares of stock, designated “common stock,” and the total number of shares which the corporation is authorized to issue is fifty million (50,000,000).

Recommendation:

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 20,000,000 to 50,000,000.

PROPOSAL 4:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Moss Adams LLP, independent auditors, has been selected to serve as the Company’s independent registered public accounting firm for 2025. Shareholders are hereby asked to ratify the selection of Moss Adams LLP. It is anticipated that a representative of Moss Adams LLP will be present at the Meeting, will be able to make a statement, if desired, and will be available to respond to appropriate questions from shareholders.
Although ratification is not required by our Bylaws or the SEC, the Board is submitting the selection of Moss Adams LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection of Moss Adams LLP, however, we reserve the right to retain Moss Adams LLP as our independent registered public accounting firm for 2025. Even if the selection is ratified, the Board of Directors, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

During the two most recent fiscal years there were no disagreements between the Company and its principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the principal accountant’s satisfaction, would have caused the principal accountant to make reference to the subject matter of the disagreement in connection with its reports. The audit reports on the consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2024, were issued by Moss Adams LLP and did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Under applicable SEC rules, the Company’s Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that the independent registered public accountants may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accountants.

Consistent with SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accountants to the Company or any of its subsidiaries. The Audit Committee approved 100% of all professional services rendered by Moss Adams LLP during the 2024 and 2023 fiscal years, including pre-approval of all audit and tax services, and considered whether the provision of such services is compatible with Moss Adams LLP maintaining its independence. The Audit Committee determined that the provision of non-audit services to the Company by Moss Adams LLP was compatible with maintaining the independence of Moss Adams LLP.

Aggregate fees billed by Moss Adams LLP to the Company during 2024 and 2023, respectively, are as follows:

	2024	2023
Audit Fees (1)	$463,117	$673,796
Audit-Related Fees (2)	28,700	26,000
Tax Fees (3)	48,500	32,580
Total Fees	$540,317	$732,376
(1) Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings.
(2) Audit-related fees represent fees for professional services such as the audit of the Company’s employee benefit plan, consent related procedures, and technical accounting, consulting, and research.
(3) Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax return and tax audits, as well as for tax consulting and planning services.

Ratification of the selection of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for 2025 requires the affirmative vote of: (i) a majority of the outstanding shares of the Company’s Common Stock represented in person or by proxy and voting at the Meeting; and (ii) a majority of the shares required for a quorum. Unless otherwise directed or specified, shares represented by proxy will be voted “FOR” Proposal 4.

Recommendation:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP TO SERVE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF UNITED SECURITY BANCSHARES FOR 2025.

PROPOSAL 5:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section14A of the Securities Exchange Act of 1934 requires that the Company permit an advisory (non-binding) vote on the executive compensation paid to the named executive officers listed in the Summary Compensation Table and the related narrative disclosure in this Proxy Statement. In 2019, the Company’s shareholders approved the proposal to require this advisory vote once every 3 years. It is currently proposed that shareholders approve a non-binding advisory vote on executive compensation at the 2025 Annual Meeting.

This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to provide an advisory vote on the Company’s executive compensation as disclosed in this Proxy Statement through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and related narrative disclosure, is hereby APPROVED.”

Because the vote is advisory, it will not be binding upon the Board of Directors, will not overrule any decision made by the Board of Directors, and will not create or imply any additional fiduciary duty on the Board of Directors. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors believes that the Company’s executive compensation program is reasonable in comparison both to similar sized companies in the industry and to the performance of the Company during 2024. We also believe that the Company’s compensation program is effective in aligning the interests of the executives with the interests of the Company’s shareholders on a long-term basis and is appropriate.

Approval of the advisory (non-binding) vote on the executive compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement requires the affirmative vote of: (i) a majority of the outstanding shares of the Company’s Common Stock represented in person or by proxy and voting at the Meeting; and (ii) a majority of the shares required for a quorum. Unless otherwise directed or specified, shares represented by proxy will be voted “FOR” Proposal 5.

Recommendation:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” THE APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

DELINQUENT SECTION 16(a) REPORT

Section 16(a) of the Exchange Act requires the Company’s directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons that no Forms 4 or 5 were required for those persons, the Company believes that during 2024 the Reporting Persons complied with all filing requirements applicable to them, except for Brian Tkacz, who filed one late Form 4, and Porsche Saunders and William Yarbenet, who each filed two late Form 4s.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2026 Annual Meeting of Shareholders, must be received by the Company at its principal executive offices by December 9, 2025, for inclusion in the Proxy Statement and form of proxy relating to that meeting and must comply with the applicable requirements of federal securities laws, including Rule 14a-8 under the Exchange Act. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Proxies solicited by the Board of Directors for the 2026 Annual Meeting will confer discretionary authority to vote on any matter to come before the Annual Meeting with respect to which the Company does not receive notice of the matter by February 21, 2026.

OTHER MATTERS

Management does not presently know of any matters to be presented at the Meeting other than those set forth above. If other matters come before the Meeting, it is the intention of the persons named in the accompanying proxy card to vote the proxy in accordance with the recommendations of the Board of Directors on such matters.

                                United Security Bancshares

Dated: April 7, 2025	Susan Quigley, Secretary

It is very important that every shareholder vote. Whether or not you plan to attend the Meeting, we urge you to submit a proxy as promptly as possible to vote your shares via internet, telephone, or mail.

In order to facilitate the providing of adequate accommodations, when voting please also let us know whether or not you expect to attend the Meeting.

Appendix A

UNITED SECURITY BANCSHARES
2025 EQUITY INCENTIVE AWARD PLAN

ARTICLE 1
GENERAL

1.1 Purpose. The purpose of the United Security Bancshares 2025 Equity Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of United Security Bancshares (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants, upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. The Company intends that Awards granted under the Plan be exempt from or comply with Section 409A of the Code and the Plan shall be so construed.

1.2 Types of Awards Under the Plan. Awards may be made under the Plan in the form of Restricted Stock, Restricted Stock Units, or Options, including Incentive Stock Options.

ARTICLE 2
DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Affiliate” of a Person means any Person that controls, is controlled by, or is under common control with such Person. For purposes of the preceding sentence, control means (a) actual management control over; or (b) that the person owns, directly or beneficially, securities of the other Person possessing at least 50% of the total combined voting power of the securities of the other Person.

2.2 “Award” means an Option, a Restricted Stock award, or a Restricted Stock Unit granted under the Plan (collectively, “Awards”).

2.3 “Award Agreement” means any written notice, agreement, contract, or other instrument or document evidencing an Award, which shall contain such terms and conditions with respect to an Award as the Committee shall determine consistent with the Plan. A sample form of Stock Option Agreement Award Agreement is attached as Exhibit A, a sample form of Restricted Share Award Agreement is attached as Exhibit B, and a sample form of Restricted Stock Unit Award Agreement is attached as Exhibit C; provided, however, the Committee retains the authority and discretion to adopt other forms of Award Agreements.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means:

(a) With respect to an Employee and Consultant, as determined by the Committee and unless provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of, or plea of nolo contendere to, a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting, or other service, confidentiality, intellectual property, non-solicitation or non-competition agreements, if any, between the Holder and the Company or an Affiliate.

(b) With respect to any Director, as determined by the Committee and unless provided in an applicable agreement with the Company or an Affiliate, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

In each of the foregoing, the Committee or the Board shall determine, in its sole discretion, whether or not a “Cause” event has occurred, and the Committee’s or the Board’s determination, as applicable, shall be conclusive, final, and binding.

2.6 “Change in Control” means (a) the sale or other disposition of all, or a Substantial Portion, of the Company’s assets; (b) a transaction whereby an Independent Third Party or a group of affiliated Independent Third Parties acquires direct or beneficial ownership of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or (c) a merger or consolidation of the Company with an entity other than an Affiliate, unless the direct or beneficial owners of the securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately before such merger or consolidation, continue immediately thereafter to own, directly or beneficially, securities of the Company (or securities of the successor or survivor corporation) possessing at least 50% of the total combined voting power of the securities of the Company (or the acquiring corporation). In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the Change in Control with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5), to the extent required by Section 409A of the Code. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the effective date of such Change in Control and any incidental matters relating thereto.

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time or any other successor statute thereto, together with any rules, regulations, and interpretations promulgated thereunder or with respect thereto.

2.8 “Committee” means the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1 of the Plan.

2.9 “Common Stock” means the common stock of the Company.

2.10 “Company” means United Security Bancshares or any successor corporation.

2.11 “Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services, whether or not compensated for such services.

2.12 “Director” means a member of the Board, as constituted from time to time.

2.13 “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Holder in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Holder.

2.14 “Effective Date” means the date the Plan is approved and adopted by the Board.

2.15 “Eligible Individual” means any person who is an Employee, Consultant, or a Non-Employee Director, as determined by the Committee.

2.16 “Employee” means any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.17 “Equity Restructuring” means (a) a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards; or (b) a merger or consolidation of the Company with an Affiliate.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.19 “Fair Market Value” means, as of any given date, the value of a share of Common Stock as determined by the Committee, in its discretion, subject to the following:

(a) If the Common Stock is listed on any established stock exchange (such as the New York Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market) or national market system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(b) If the Common Stock is not listed on an established stock exchange or national market system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(c) If neither Sections 2.19(a) or (b) is applicable, then the Committee may determine fair market value in accordance with any reasonable valuation method selected by the Committee including those described in Treasury Regulations Section 20.2031-2.

2.20 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.21 “Holder” means a person who has been granted an Award.

2.22 “Incentive Stock Option” means an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.23 “Independent Third Party” means any Person who, immediately prior to the contemplated transaction, does not own, directly or beneficially, securities of the Company possessing in excess of fifteen percent (15%) of the combined voting power of the securities of the Company, who is not controlling, controlled by or under common control with any such Person and who is not the spouse, ancestor or descendant (by birth or adoption) of any such Person.

2.24 “Initial Shareholder Approval” has the meaning set forth in Section 11.3.

2.25 “Non-Employee Director” means a Director of the Company who is not an Employee.

2.26 “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option within the meaning of Section 422(b) of the Code.

2.27 “Option” means a right to purchase shares of Common Stock at a specified exercise price, granted under Article 5. An Option shall be either a Nonstatutory Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors shall be Nonstatutory Stock Options.

2.28 “Permitted Devisee” means the transferee of any Award transferred by will or the laws of descent and distribution.

2.29 “Permitted Transferee” means the transferee of any Award transferred pursuant to the express written consent of the Committee under Section 9.3 of the Plan.

2.30 “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity, or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof). 2.31 “Plan” means this United Security Bancshares 2025 Equity Incentive Award Plan, as it may be amended or restated from time to time.

2.31 “Plan” means this United Security Bancshares 2025 Equity Incentive Award Plan, as it may be amended or restated from time to time.

2.32 “Restricted Stock” means Common Stock granted under Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.33 “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Holder pursuant to Article 8 of this Plan to receive shares of Common Stock or cash on the date at which vesting conditions applicable to the Restricted Stock Unit are satisfied, determined in accordance with the provisions of Article 8 and the Holder’s Award Agreement.

2.34 “Securities Act” means the Securities Act of 1933, as amended, from time to time.

2.35 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain. This definition shall be interpreted in accordance with Treasury Regulation §1.409A-1(b)(5)(iii)(E).

2.36 “Substantial Portion” means property which represents more than 50% of the assets of the Company (and its Subsidiaries, if any, on a consolidated basis) as would be shown in the financial statements of the Company (consolidated with its Subsidiaries, if any) as of the beginning of the twelve-month period ending with the month in which such determination is made.

2.37 “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and re-pricing of an Option.

2.38 “Termination of Service” means:

(a) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, removal, failure to be elected, expiration of a term where there is a term, death, or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to an Employee or Consultant, the time when the employee-employer relationship or services agreement between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, expiration of a term where there is a term, death, disability, or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to a Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor, or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status, or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under such Code section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relationship shall be deemed to be terminated if the Subsidiary employing or contracting with the Holder ceases to remain a Subsidiary following any merger, sale of stock, or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3
SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 3.1(b) and Section 11.2 of the Plan, the maximum number of shares of Common Stock in the aggregate that may be issued or paid out in connection with Awards of Restricted Stock, Awards of Restricted Stock Units, or upon exercise of all Options granted under this Plan shall not exceed One Million Two Hundred Thousand (1,200,000) shares. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed Six Hundred Thousand (600,000) shares of Common Stock.

(b) To the extent that an Award terminates, expires, or lapses for any reason, or an Award is settled in cash without the delivery of shares to the Holder, then any shares of Common Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Common Stock repurchased by the Company prior to vesting so that such shares are returned to the Company will again be available for Awards. To the extent permitted by applicable law or any stock exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to the Plan. Notwithstanding the provisions of this Subsection 3.1(b), no shares of Common Stock may again be optioned or granted if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2 Stock Distributed. Any Common Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan.

3.3 Award Limitations. Notwithstanding any provision of the Plan and subject to adjustment as provided in Section 11.2, the maximum aggregate number of shares of Common Stock with respect to one or more Awards that may be granted to any one person during a calendar year shall be One Hundred and Fifty Thousand (150,000); provided, however, the maximum limitation shall be Seventy-Five Thousand (75,000) shares of Common Stock in the case of Non-Employee Directors.

ARTICLE 4
GRANTING OF AWARDS

4.1 Participation. The Committee may, from time to time, select from among all Eligible Individuals and recommend to the Board, those to whom an Award may be granted and the type and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted pursuant to the Plan to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted pursuant to the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director for, the Company or any Subsidiary, or interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.

4.5 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5
GRANTING OF OPTIONS

5.1 Granting of Options to Eligible Individuals. The Committee is authorized to recommend to the Board the grant of Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Subsidiary or parent corporation thereof (as defined in Section 424(e) of the Code), exceeds $100,000, the Options shall be treated as Nonstatutory Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted.

5.3 Option Exercise Price. The exercise price per share of Common Stock subject to each Option shall be set by the Committee, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code), unless otherwise determined by the Committee. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended, or renewed for purposes of Section 424(h) of the Code).

5.4 Option Term. The term of each Option shall be set by the Committee in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Committee shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Committee may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

5.5 Option Vesting.

(a) The Committee shall determine the time period during which each Option shall vest. Such vesting may be based on any criteria selected by the Committee. At any time after the grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option that is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

5.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, if such Option is granted pursuant to an assumption or substitution for another Option in a manner that would qualify under Sections 409A and 424 of the Code.

5.7 Prohibition Regarding Option Re-pricing. Except as provided in Section 11.2 and notwithstanding any other provision of this Plan, absent shareholder approval neither the Board nor the Committee shall have the right or authority following the grant of any Option pursuant to this Plan to amend or modify the exercise price of any such Option, or to cancel the Option at a time when the exercise price is greater than the Fair Market Value of the Common Stock in exchange for another Option or Award.

ARTICLE 6
EXERCISE OF OPTIONS

6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Committee, or his, her, or its office, as applicable:

(a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state, or foreign securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised by a Permitted Devisee or a Permitted Transferee, appropriate proof of the right of such person or persons to exercise the Option;

(d) Full payment of the exercise price and applicable withholding taxes to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 9.1 and Section 9.2 of the Plan; and

(e) A written notice complying with the applicable rules established by the Committee stating that the Holder or other person then entitled to exercise the Option agrees to be bound by (i) any shareholders’ agreement then in effect among the Company and its shareholders or among the Company’s shareholders, if and as designated by the Committee; and (ii) any lock-up agreement requested in connection with a public offering of Common Stock, if and as designated by the Committee.

6.3 Notification Regarding Disposition. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date such Option is granted (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) to such Holder; or (b) one year after the issuance or transfer of such shares to such Holder.

ARTICLE 7
AWARD OF RESTRICTED STOCK

7.1 Award of Restricted Stock.

(a) The Committee is authorized to recommend to the Board the grant of Restricted Stock to Eligible Individuals and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, if any, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

7.2 Rights as Shareholders. Subject to the restrictions set forth in Section 7.4 and the Award Agreement, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Committee, all the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3 of the Plan.

7.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Committee shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee. By action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions under the Plan are terminated or expire.

7.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and canceled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Award Agreement. The Committee, in its sole discretion, may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement, or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

7.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse. After the satisfaction and/or lapse of the terms, conditions, and restrictions established by the Committee in respect of an Award of Restricted Stock, a certificate for the number of shares of Common Stock that are no longer subject to such terms, conditions, and restrictions shall, as soon as practicable thereafter, be delivered by the Company to the Holder.

7.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 8
AWARD OF RESTRICTED STOCK UNITS

8.1 Award of Restricted Stock Units.

(a) The Committee is authorized to recommend to the Board the grant of Restricted Stock Units to Eligible Individuals and shall determine the terms and conditions, including the restrictions, applicable to each award of Restricted Stock Units, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock Units as it deems appropriate.

(b) Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following additional terms and conditions.

8.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition to receiving a Restricted Stock Unit Award.

8.3 Voting Rights, Dividend Equivalent Rights, and Distributions. Holders of Restricted Stock Unit Awards shall have no voting rights with respect to shares of Common Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Holder shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which the Restricted Stock Units held by such Holder are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Holder with additional whole Restricted Stock Units as of the date of payment of such cash dividends on the Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Holder by (b) the Fair Market Value per share of the Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Company, as described in Section 11.2, appropriate adjustments shall be made in the Holder’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Holder would entitled by reason of the shares of Common Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

8.4 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Holder’s Service terminates for any reason, whether voluntary or involuntary (including the Holder’s death or disability), then the Holder shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to vesting as of the date of the Holder’s Termination of Service.

8.5 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Holder on the earlier of the date on which Restricted Stock Units subject to the Holder’s Restricted Stock Unit Award satisfy applicable vesting conditions or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Common Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 8.3) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Stock Units become vested, or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement, with respect to each vested Restricted Stock Unit.

8.6 Non-transferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Common Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Holder or the Holder’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Holder hereunder shall be exercisable during his or her lifetime only by such Holder or the Holder’s guardian or legal representative.

ARTICLE 9
ADDITIONAL TERMS OF AWARDS

9.1 Payment. The Committee shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made. Such methods may include any of the following: (a) payment by cash or bank cashier’s or certified check; (b) surrender of shares of Common Stock; and (c) execution of a cashless exercise agreement acceptable to the Committee, or the Committee may in its sole discretion withhold, or allow a Holder to elect to have the Company withhold, such number of shares of Common Stock otherwise issuable under an Award equal to the number of shares which have a Fair Market Value on the date of withholding needed to satisfy the Holder’s payment obligation. The Committee shall also determine the methods by which shares of Common Stock shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

9.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local, and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Committee may in its sole discretion and in satisfaction of the foregoing requirement withhold, or allow a Holder to elect to have the Company withhold, shares of Common Stock otherwise issuable under an Award (or allow the surrender of shares of Common Stock). Unless determined otherwise by the Committee, the number of shares of Common Stock that may be so withheld or surrendered shall be limited to the number of shares that have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Committee shall determine the fair market value of the Common Stock, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option exercise involving the sale of shares to pay the Option exercise price or any tax withholding obligation.

9.3 Transferability of Awards.

(a) With the exception of transfers by will or the laws of descent and distribution, no Award under the Plan may be sold, pledged, alienated, hypothecated, encumbered, assigned, or transferred in any manner without the express written consent of the Committee, whether voluntary or involuntary, by operation of law, or pursuant to a judgment or order of any court or other governmental agency. Consent to the transfer of an Award shall be made in the Committee’s sole discretion and the Committee may require that the Holder and the Permitted Transferee make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable.

(b) Any Award transferred to a Permitted Devisee or a Permitted Transferee shall continue to be subject to all of the terms and conditions of the Award as applicable to the original Holder.

(c) Notwithstanding Subsection 9.3(a) of the Plan, a Holder may, in the manner approved by the Committee, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Holder is married or a domestic partner in a domestic partnership qualified under applicable law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided, however, that the change or revocation must be filed with the Committee prior to the Holder’s death.

9.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, an Award will not be effective unless such Award is in compliance with all applicable federal and state law, including all applicable federal and state securities laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Common Stock may then be listed or quoted and, notwithstanding any other provision of this Plan, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of any Award, unless and until the Board has determined that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any stock exchange on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board may require that a Holder make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All Common Stock certificates delivered pursuant to the Plan and all shares issued pursuant to book-entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Board or Committee may direct that any stock certificate evidencing shares of Common Stock issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares of Common Stock pursuant to the Plan.

(c) The Committee shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution, or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Committee. Notwithstanding any other provision of the Plan, Awards shall not be granted within four days before or one day after the planned release of material nonpublic information, including the filing of any Form 10-Q or 10-K or a Form 8-K with material nonpublic information.

(d) No fractional shares of Common Stock shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down. Notwithstanding any other provision of the Plan, Common Stock issued pursuant to the Plan may be evidenced in such manner as the Committee shall determine.

ARTICLE 10
ADMINISTRATION

10.1 Appointment and Composition of Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall be comprised of at least two (2) directors, all of whom shall be Non-Employee Directors who meet the requirements set forth in Rule 16b-3 under the Exchange Act, and shall administer the Plan (except as otherwise permitted herein). Any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership as provided in any charter of the Committee or Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing or any other provision of the Plan, (a) the Board, acting by a majority of its members in office, shall, upon the recommendation of the Committee, approve or disapprove the granting of each Award; and (b) the Board may at any time and from time to time, in its sole discretion, exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule require the action of the Committee.

10.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and any Award Agreement, and to adopt such rules for the administration, interpretation, and application of the Plan as are not inconsistent therewith, to interpret, amend, or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 11.10 of the Plan. Any such grant under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.

10.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

10.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties; provided, however, that the Board, in its sole discretion, may overrule and/or reverse any interpretation, decision, or determination of the Committee except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule are required to be determined in the sole discretion of the Committee.

ARTICLE 11
CHANGE IN CONTROL AND MISCELLANEOUS PROVISIONS

11.1 Amendment, Suspension, or Termination of the Plan. Except as otherwise provided in this Section 11.1, the Plan may be wholly or partially amended or otherwise modified, suspended, or terminated at any time or from time to time by the Board. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Committee, no action of the Committee may, except as provided in Section 11.2 of the Plan, increase the maximum number of shares that may be issued under the Plan. Except as provided in Section 11.10 of the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted, unless the Award itself otherwise expressly so provides. No Awards may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

11.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, and Other Corporate Events.

(a) Reorganization. Unless an Award Agreement provides for a specific treatment, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation, or sale of all or substantially all of the assets of the Company to another corporation, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to facilitate such transaction, prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Award under the Plan, or to give effect to any change in applicable laws, regulations, or principles, and any such action taken by the Committee may be taken with respect to one or more outstanding Awards or with respect to one or more categories of Awards (such as all unvested Options) in any combination, and may take effect prior to or concurrently with and conditioned upon the occurrence of such transaction, and such action may be take effect automatically or upon the request of any Holder:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights as of the date of the occurrence of the transaction; or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion having an aggregate value equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or substituted for by equivalent options, rights, or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To provide that such Award shall be exercisable or payable or vested or unvested with respect to all shares covered thereby, on the same terms as if the transaction did not occur, notwithstanding anything to the contrary in the Plan; or

(iv) To provide that such Award shall become fully vested and exercisable immediately prior to the consummation of such transaction.

At least thirty (30) days prior to the anticipated effective date of the transaction, the Committee shall provide written notice to each Holder of an Award (or successor in interest) stating that (i) the transaction is anticipated, (ii) the Committee’s determination with respect to each outstanding Award pursuant to this Section 11.2 and (iii) such instructions with respect to the Award and/or the exercise thereof as the Committee deems appropriate.

If an Award Agreement provides for immediate vesting upon a reorganization or other event specified in Section 11.2, then that provision shall govern and control the Award and the Committee’s discretion as set forth in this Section 11.2 shall be disregarded.

(b) Adjustment Upon Changes in Capitalization. If the outstanding shares of Common Stock of the Company are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Awards may be granted. A corresponding adjustment changing the number or kind of shares covered by an Award and the exercise prices per share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of any Option, but with a corresponding adjustment in the price for each Option. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

(c) Compliance with Section 422. No adjustment or action described in this Section 11.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemption conditions of Rule 16b-3 under the Exchange Act unless the Committee determines that the Award is not to comply with such exemption conditions.

(d) Authority to Engage in Corporate Transaction. The existence of the Plan, the Award Agreement, and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(e) Compliance With Section 409A. No action shall be taken under this Section 11.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(f) Exercise Prior to Corporate Transaction. In the event of any pending stock dividend, stock split, Change in Control, combination or exchange of shares, distribution (other than normal cash dividends) of Company assets to stockholders, or any other change that affects the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

11.3 Adoption and Approval of Plan by Shareholders. The Plan will become effective on the Effective Date; provided, however, that the Plan will be approved by the holders of at least a majority of the Company’s outstanding shares of Common Stock (excluding shares of Common Stock issued pursuant to the Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date (the “Initial Shareholder Approval”). Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (i) no Awards of Restricted Stock may be granted or shares of Common Stock issued by the Company under the Plan prior to the Initial Shareholder Approval of the Plan; (ii) no Option may be exercised prior to the Initial Shareholder Approval; (iii) no Option granted pursuant to an increase in the number of shares of Common Stock approved by the Board shall be exercised prior to the time such increase has been approved by the holders of at least a majority of the Company’s outstanding shares of Common Stock at the time; (iv) in the event that Initial Shareholder Approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any shares of Common Stock issued pursuant to any Award shall be canceled and any purchase of shares of Common Stock issued hereunder shall be rescinded; and (v) Awards granted pursuant to an increase in the number of shares of Common Stock approved by the Board which increase is not timely approved by stockholders shall be canceled, any shares of Common Stock issued pursuant to any such Awards shall be canceled, and any purchase of shares of Common Stock subject to any such Award shall be rescinded.

11.4 No Shareholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

11.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

11.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary; or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal, state, local, and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

11.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

11.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted, and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

11.10 Deferral of Awards; Section 409A.

(a) Deferral of Awards. Notwithstanding anything to the contrary elsewhere in the Plan, the Committee may establish one or more programs under the Plan to permit selected Holders the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Holder to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares, or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Committee deems advisable for the administration of any such deferral program, including compliance with Section 409A of the Code.

(b) Section 409A. If the Committee determines that an Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may take any action that the Committee determines to be necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award; or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under Section 409A of the Code.

11.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Holders, or any other persons uniformly.

11.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

11.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

11.14 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

11.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

11.16 Savings Clause. If any provision of the Plan is deemed invalid, the invalidity shall not affect other provisions of the Plan, which shall be given effect.

* * * * *

SECRETARY’S CERTIFICATE OF ADOPTION

2025 Equity Incentive Award Plan

I, the undersigned, do hereby certify that:

1. I am the duly elected or appointed and acting Secretary of United Security Bancshares; and

2. The foregoing United Security Bancshares 2025 Equity Incentive Award Plan was duly adopted by the Board of Directors of United Security Bancshares at a meeting duly called as required by law and convened on the 25th day of February, 2025.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 25th day of February, 2025.

Sue Quigley, Secretary

Exhibit A

NO OPTION GRANTED UNDER THE PLAN MAY BE EXERCISED UNLESS AND UNTIL THE PLAN HAS BEEN APPROVED BY THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF UNITED SECURITY BANCSHARES

OPTIONEES TO WHOM INCENTIVE STOCK OPTIONS ARE GRANTED MUST MEET CERTAIN HOLDING PERIOD AND EMPLOYMENT REQUIREMENTS FOR FAVORABLE TAX TREATMENT.

UNLESS OTHERWISE STATED, ALL TERMS DEFINED IN THE PLAN SHALL HAVE THE SAME MEANING HEREIN AS SET FORTH IN THE PLAN.

UNITED SECURITY BANCSHARES
STOCK OPTION AGREEMENT
2025 EQUITY INCENTIVE AWARD PLAN

[ ] Incentive Stock Option

[ ] Non-Qualified Stock Option

THIS STOCK OPTION AGREEMENT is made this ___ day of ________, 20___, by and between United Security Bancshares (the “Company”) and _______________________ (“Optionee”) pursuant to the United Security Bancshares 2025 Equity Incentive Award Plan as in effect and as amended from time to time (“Plan”) with reference to the following:

WHEREAS, pursuant to the Plan the Board of Directors or its delegated Compensation Committee has authorized the grant to Optionee of an Option to purchase all or any part of ___________________________________ ( ) authorized but unissued shares of the Company’s Common Stock, at the price of _______________ Dollars ($ ) per share, such Option to be for the term and upon the terms and conditions hereinafter stated;

NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Grant of Option. Pursuant to said action of the Board of Directors or its Compensation Committee and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, all or any part of ( ) shares of the Company’s Common Stock at the price of ____________ Dollars ($ ) per share. For purposes of this Agreement and the Plan, the date of grant shall be ________ ___, 20___. At the date of grant, Optionee does not own/owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

The Option granted hereunder is/is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2. Exercisability. Subject to the provisions of Paragraph 4 hereof, this Option shall be vested and exercisable as to _______ shares of Common Stock on ________ ___, 20___; as to ________ shares of Common Stock on ________ ___, 20___; as to _______ shares of Common Stock on ________ ___, 20___; as to _________ shares of Common Stock on ________ ___, 20___; and as to shares of Common Stock on ________ ___, 20___. Subject to the provisions of Paragraph 4 hereof, this Option shall remain exercisable as to all of such shares of Common Stock until ________ ___, 20___ (but not later than ten (10) years from the date hereof), at which time it shall expire in its entirety, unless this Option has expired or terminated earlier in accordance with the provisions hereof or of the Plan. Shares of Common Stock as to which this Option become exercisable may be purchased at any time prior to the expiration of this Option.

3. Exercise of Option. This Option may be exercised by written notice delivered to the Company stating the number of shares of Common Stock with respect to which this Option is being exercised, together with payment as provided in Section 9.1 of the Plan. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of all federal and state income taxes then due, if any.

4. Cessation of Affiliation. Except as provided in Paragraph 5 hereof, if, for any reason other than Optionee's disability or death, Optionee ceases to be employed by or affiliated with the Company or a Subsidiary, this Option shall expire three (3) months thereafter or on the date specified in Paragraph 2 hereof, whichever is earlier. During such period after cessation of employment or affiliation, this Option shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which the Optionee ceased to be employed by or affiliated with the Company or Subsidiary, and any Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date.

5. Termination for Cause. If Optionee’s employment by or affiliation with the Company or a Subsidiary is terminated for Cause (as defined in the Plan), this Option shall expire immediately/ on the expiration date specified in Paragraph 2 hereof, or thirty (30) days after termination for cause, whichever is earlier, unless reinstated by the Compensation Committee within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee. In the event of such reinstatement, Optionee may exercise this Option only to such extent, for such time, and upon such terms and conditions as if Optionee had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than cause, disability or death.

6. Disability or Death of Optionee. If Optionee becomes disabled or dies while employed by or affiliated with the Company or a Subsidiary, or during the three-month period referred to in Paragraph 4 hereof, this Option shall continue in effect until the later of the day specified in Paragraph 2 hereof or for one (1) year if the Option is an Incentive Stock Option. After Optionee’s disability or death but before such expiration, the person or persons to whom Optionee's rights under this Option shall have passed by order of a court of competent jurisdiction or by will or the applicable laws of descent and distribution, or the executor, administrator or conservator of Optionee's estate, shall have the right to exercise this Option to the extent that increments, if any, had become exercisable as of the date on which Optionee ceased to be employed by or affiliated with the Company or a Subsidiary. For purposes hereof, “disability” shall be determined in good faith by the Board of Directors or its Compensation Committee.

7. Reorganization. Upon a reorganization or other event set forth in Section 11.2(a) of the Plan, the acceleration of vesting of this Option shall be subject to the Committee’s discretion, as set forth in Section 11.2(a).

8. Non-transferability. This Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during Optionee’s lifetime only by Optionee.

9. Employment. This Agreement shall not obligate the Company or a Subsidiary to employ Optionee for any period, nor shall it interfere in any way with the right of the Company or a Subsidiary to increase or reduce Optionee's compensation.

10. Privileges of Stock Ownership. Optionee shall have no rights as a stockholder with respect to the shares of Common Stock unless and until said shares of Common Stock are issued to Optionee as provided in the Plan. No Option may be exercised prior to the approval of the Plan by the holders of at least a majority of the outstanding shares of Common Stock of the Company within twelve (12) months before or after the Effective Date of the Plan and in the event that such approval of the Plan is not obtained within the time period provided herein, all such Options granted hereunder shall be canceled, any shares of Common Stock issued pursuant to the exercise of any Option shall be canceled, and any purchase price of shares of Common Stock issued hereunder shall be rescinded.

11. Incorporation of Plan. This Award Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Award Agreement as if they were expressly set forth herein. Any capitalized terms not defined in this Award Agreement shall have the meaning as is ascribed thereto in the Plan. In the event of a conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control and the conflicting provisions contained herein shall be disregarded.

12. Entire Agreement; Amendment. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Agreement may only be modified or amended by a writing signed by both the Company and the Optionee.

13. Notices. Any notice which may be required or permitted under this Agreement shall be in writing and shall be delivered in person, or via facsimile transmission, overnight courier service, or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

13.1 If such notice is to the Company, to the attention of the Chief Financial Officer, United Security Bancshares, 2126 Inyo Street, Fresno, CA 93721, or at such other address as the Company, by notice to the Optionee, shall designate in writing from time to time.

13.2 If such notice is to the Optionee, at his or her address as shown on the Company’s records, or at such other address as the Optionee, by notice to the Company, shall designate in writing from time to time.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws thereof. The issuance of the Common Stock pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue any of the Common Stock pursuant to this Agreement if such issuance would violate any such requirements.

15. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns.

16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

17. Legend The transfer of shares of Common Stock made to satisfy any payment for the settlement of the Option shall be effectuated by an appropriate entry on the books of the Company, the issuance of certificates representing such shares, and/or other appropriate means as determined by the Committee. In addition to any legend required by applicable law, any such certificates issued representing the shares of Common Stock shall contain a legend substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE UNITED SECURITY BANCSHARES 2025 EQUITY INCENTIVE AWARD PLAN AND THE STOCK OPTION AGREEMENT RELATING TO THE SHARES ENTERED INTO BETWEEN THE REGISTERED OWNER AND UNITED SECURITY BANCSHARES. COPIES OF SUCH PLAN AND STOCK OPTION AGREEMENT ARE ON FILE IN THE OFFICES OF UNITED SECURITY BANCSHARES.

18. Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

19. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated hereunder.

20. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

UNITED SECURITY BANCSHARES
By: ______________________________________
Name: ____________________________________
Title: _____________________________________

Optionee
__________________________________________
Signature

ACKNOWLEDGEMENT:

I hereby acknowledge receipt of a copy of this Agreement as well as a copy of the 2025 Equity Incentive Award Plan.

Optionee
__________________________________

Exhibit B

NO AWARDS OF RESTRICTED STOCK MAY BE GRANTED UNDER THE PLAN UNLESS AND UNTIL THE PLAN HAS BEEN APPROVED BY THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF UNITED SECURITY BANCSHARES

UNITED SECURITY BANCSHARES
RESTRICTED STOCK AWARD AGREEMENT
2025 EQUITY INCENTIVE AWARD PLAN

Participant	Award Date	Total Shares Granted

Type of Award: [ ] Time-Based [ ] Performance-Based

THIS AWARD AGREEMENT (this “Award Agreement”), dated as of the Award Date specified above, is entered into by and between United Security Bancshares (the “Company”) and the Participant specified above, pursuant to the United Security Bancshares 2025 Equity Incentive Award Plan as in effect and as amended from time to time (“Plan”) with reference to the following:

WHEREAS, pursuant to the Plan, the Board of Directors or its delegated Compensation Committee has determined that it would be in the best interests of the Company to grant the Restricted Stock provided herein to the Participant;

NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1.Incorporation By Reference; Plan Document Receipt. This Award Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Award Agreement as if they were expressly set forth herein. Any capitalized term not defined in this Award Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of a conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control.

2.Grant of Restricted Share Award. The Company hereby grants to the Participant, as of the Award Date specified above, the quantity of Restricted Stock specified above. Except as otherwise provided by Section 11.2(b) of the Plan, the Participant agrees and understands that nothing contained in this Award Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s stockholder interest in the Company for any reason.

3.Vesting.

3.1 If this is a Time-Based Award, the Restricted Stock subject to this Award Agreement shall become unrestricted, fully vested, and non-forfeitable in the numbers and on the Vesting Dates presented below, provided:

a.    if, on the Award Date, the Participant is an employee of the Company and/or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and/or one of its Subsidiaries, or

b. if, on the Award Date, the Participant is a director of the Company and/or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and/or one of its Subsidiaries.

Vesting Date	Quantity of Restricted Stock

TOTAL

3.2 If this is a Performance-Based Award, the Restricted Stock subject to this Award Agreement shall become unrestricted, fully vested, and non-forfeitable in the numbers and on the Vesting Dates presented below, provided:

a.if, on the Award Date, the Participant is an employee of the Company and/or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and/or one of its Subsidiaries, or
b.if, on the Award Date, the Participant is a director of the Company and/or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and/or one of its Subsidiaries;

AND

the Performance Criteria specified below are achieved.

[Insert Performance Criteria]

3.3 If the Participant’s employment with or director service to the Company and/or its Subsidiaries, as applicable, terminates for any reason other than a Change in Control prior to the vesting of all or any portion of the Restricted Stock awarded under this Award Agreement, such Restricted Stock shall immediately be canceled and the Participant (and the Participant’s estate, designated beneficiary, or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock.

3.4 If the Participant’s employer ceases to be a Subsidiary of the Company, that event shall be deemed to constitute a termination of employment under Section 3.3 above.

4. Rights as Shareholder; Dividends. Upon the Award Date, the Participant shall be entitled to all of the rights of a shareholder of the Company including, without limitation, the right to vote such shares and receive all dividends or other distributions paid with respect to such shares. Notwithstanding the foregoing, any dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid. Nothing in this Award Agreement shall interfere with or limit in any way the right of the Company or any of its Affiliates to terminate the Participant’s employment or engagement at any time (with or without cause), nor confer upon the Participant any right to continue to be employed or engaged by the Company or any Affiliate for any period of time or to continue the Participant’s present (or any other) rate of compensation or benefits. In the event of any termination of the Participant’s employment or engagement with the Company or an Affiliate (including any termination of your employment or engagement by the Company or an Affiliate without cause), any portion of the Restricted Stock that was not previously vested shall be forfeited, except as otherwise provided in this Award Agreement or in the Plan. Nothing in this Award Agreement shall confer upon the Participant any right to be selected again as a Participant under the Plan, and nothing in the Plan or this Award Agreement shall provide for any adjustment to the quantity of Restricted Stock upon the occurrence of subsequent events, except as provided in Section 11.2 of the Plan.

5. Non-transferability. Restricted Share Awards, and any rights and interests with respect thereto, issued under this Award Agreement and the Plan shall not, prior to vesting, be sold, exchanged, transferred, assigned, or otherwise disposed of in any way by the Participant (or any beneficiary(ies) of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Any such Restricted Stock, and any rights and interests with respect thereto, shall not, prior to vesting, be pledged, encumbered, or otherwise hypothecated in any way by the Participant (or any beneficiary(ies) of the Participant) and shall not, prior to vesting, be subject to execution, attachment, or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber, or otherwise dispose of or hypothecate in any way any of the Restricted Stock, or the levy of any execution, attachment, or similar legal process upon the Restricted Stock, contrary to the terms and provisions of this Award Agreement and/or the Plan shall be null and void and without legal force or effect.

6. Legend. The Company may, upon request, issue the Participant a certificate representing unvested Restricted Stock. The administrative costs and risk of loss of such certificated shares are the sole responsibility of the Participant. In addition to any legend required by applicable law, any certificates issued representing the Restricted Stock shall contain a legend substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE UNITED SECURITY BANCSHARES 2025 EQUITY INCENTIVE AWARD PLAN AND THE RESTRICTED STOCK AWARD AGREEMENT RELATING TO THE SHARES ENTERED INTO BETWEEN THE REGISTERED OWNER AND UNITED SECURITY BANCSHARES. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF UNITED SECURITY BANCSHARES.

7. Entire Agreement; Amendment. This Award Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Award Agreement may only be modified or amended by a writing signed by both the Company and the Participant.

8. Notices. Any notice which may be required or permitted under this Award Agreement shall be in writing and shall be delivered in person, or via facsimile transmission, overnight courier service, or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

8.1    If such notice is to the Company, to the attention of the Chief Financial Officer, United Security Bancshares, 2126 Inyo Street, Fresno, CA 93721, or at such other address as the Company, by notice to the Participant, shall designate in writing from time to time.

8.2    If such notice is to the Participant, at his or her address as shown on the Company’s records, or at such other address as the Participant, by notice to the Company, shall designate in writing from time to time.

9. Governing Law. This Award Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws thereof. The issuance of the Common Stock pursuant to this Award Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue any of the Common Stock pursuant to this Award Agreement if such issuance would violate any such requirements.

10. Binding Agreement; Assignment. This Award Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns.

11. Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

12. Headings. The titles and headings of the various sections of this Award Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Award Agreement.

13. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Award Agreement and the Plan and the consummation of the transactions contemplated hereunder.

14. Severability. The invalidity or unenforceability of any provisions of this Award Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Award Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Award Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

15. Incorporation of Plan. This Award Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Award Agreement as if they were expressly set forth herein. Any capitalized terms not defined in this Award Agreement shall have the meaning as is ascribed thereto in the Plan. In the event of a conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control and the conflicting provisions contained herein shall be disregarded.

16. Reorganization. Upon a reorganization or other event set forth in Section 11.2(a) of the Plan, the acceleration of vesting of this Award Agreement shall be subject to the Committee’s discretion, as set forth in Section 11.2(a).

17. Employment. This Award Agreement shall not obligate the Company or a Subsidiary to employ Participant for any period, nor shall it interfere in any way with the right of the Company or a Subsidiary to increase or reduce Participant’s compensation.

18. Section 83(b) Election. If Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(b) of the Code, the Participant is required to file the 83(b) Election Form (as prescribed by the Internal Revenue Service) (the “IRS”) within thirty (30) days after the date of transfer of the Restricted Stock to the Participant and a copy of the 83(b) Election Form should be provided to the Company at the same time as the Participant files the 83(b) Election Form with the IRS. Participant is urged to consult the Participant’s personal tax advisor before making an 83(b) Election to discuss the consequences thereof and consider whether such an election is advisable under the circumstances and to complete the 83(b) Election Form.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his/her hand, all as of the Award Date specified above.

UNITED SECURITY BANCSHARES	PARTICIPANT

_______________________________ Name: _________________________	______________________________ Signature
Title: _________________________

ACKNOWLEDGEMENT:

I hereby acknowledge receipt of a copy of this Award Agreement as well as a copy of the 2025 Equity Incentive Award Plan.

PARTICIPANT

__________________________________
Signature

Exhibit C

NO AWARDS OF RESTRICTED STOCK UNITS MAY BE GRANTED UNDER THE PLAN UNLESS AND UNTIL THE PLAN HAS BEEN APPROVED BY THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF UNITED SECURITY BANCSHARES

UNITED SECURITY BANCSHARES
RESTRICTED STOCK UNIT AWARD AGREEMENT
2025 EQUITY INCENTIVE AWARD PLAN

Participant	Award Date	Total Restricted Stock Units Granted	Entitlement to Dividend Equivalent Rights
[ ] Yes [ ] No

Type of Award: [ ] Time Based [ ] Performance Based

THIS AWARD AGREEMENT (this “Award Agreement”), dated as of the Award Date specified above, is entered into by and between United Security Bancshares (the “Company”) and the Participant specified above, pursuant to the United Security Bancshares 2025 Equity Incentive Award Plan as in effect and as amended from time to time (“Plan”) with reference to the following:

WHEREAS, pursuant to the Plan, the Board of Directors or its delegated Compensation Committee has determined that it would be in the best interests of the Company to grant the Restricted Stock Units provided herein to the Participant;

NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1.Incorporation By Reference; Plan Document Receipt. This Award Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Award Agreement as if they were expressly set forth herein. Any capitalized term not defined in this Award Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of a conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control.

2.Grant of Restricted Stock Units. The Company hereby grants to the Participant, as of the Award Date specified above, the number of Restricted Stock Units specified above. Participant acknowledges that this Restricted Stock Unit Award shall be evidenced by a bookkeeping entry on the Company’s books and records, that no funds shall be set aside or earmarked to reflect this Award, and that Participant shall have no rights as a shareholder with respect to the shares of the Company’s Common Stock underlying this Award. Except as otherwise provided by Section 11.2(b) of the Plan, the Participant agrees and understands that nothing contained in this Award Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s stockholder interest in the Company for any reason.

3.Vesting.

3.1 If this is a Time-Based Award, the Restricted Stock Units subject to this Award Agreement shall become fully vested and the Company shall issue either (A) one (1) share of its Common Stock for each Restricted Stock Unit on the Vesting Dates presented below or (B) an amount in cash equal to the product of (i) the Fair Market Value of a share of Common Stock on the Vesting Date and (ii) the number of Restricted Stock Units vesting on that date, or a combination of (A) and (B), at the discretion of the Company, provided:

a.if, on the Award Date, the Participant is an employee of the Company and/or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and/or one of its Subsidiaries, or

b.if, on the Award Date, the Participant is a director of the Company and/or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and/or one of its Subsidiaries.

Vesting Date	Number of Restricted Stock Units

TOTAL

3.2 If this is a Performance-Based Award, the Restricted Stock Units subject to this Award Agreement shall become fully vested and the Company shall issue either (A) one (1) share of its Common Stock for each Restricted Stock Unit on the Vesting Dates presented below or (B) an amount in cash equal to the product of (i) the Fair Market Value of a share of Common Stock on the Vesting Date and (ii) the number of Restricted Stock Units vesting on that date, or a combination of (A) and (B), at the discretion of the Company, provided:

a.if, on the Award Date, the Participant is an employee of the Company and/or one of its Subsidiaries, the Participant is employed on the Vesting Date, as presented below, by the Company and/or one of its Subsidiaries, or

b.if, on the Award Date, the Participant is a director of the Company and/or one of its Subsidiaries, the Participant is serving as a director on the Vesting Date, as presented below, of the Company and/or one of its Subsidiaries;

AND

the Performance Criteria specified below are achieved.

[Insert Performance Criteria]

3.3 If the Participant’s employment with or director service to the Company and/or its Subsidiaries, as applicable, terminates for any reason other than a Change in Control prior to the vesting of all or any portion of the Restricted Stock Units awarded under this Award Agreement, such Restricted Stock Units shall immediately be canceled and the Participant (and the Participant’s estate, designated beneficiary, or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock Units.

3.4 If the Participant’s employer ceases to be a Subsidiary of the Company, that event shall be deemed to constitute a termination of employment under Section 3.3 above.

4. Non-transferability. Restricted Stock Unit Awards, and any rights and interests with respect thereto, issued under this Award Agreement and the Plan shall not, prior to vesting, be sold, exchanged, transferred, assigned, or otherwise disposed of in any way by the Participant (or any beneficiary(ies) of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution. Any such Restricted Stock Units, and any rights and interests with respect thereto, shall not, prior to vesting, be pledged, encumbered, or otherwise hypothecated in any way by the Participant (or any beneficiary(ies) of the Participant) and shall not, prior to vesting, be subject to execution, attachment, or similar legal process. Any attempt to sell, exchange, transfer, assign, pledge, encumber, or otherwise dispose of or hypothecate in any way any of the Restricted Stock Units, or the levy of any execution, attachment, or similar legal process upon the Restricted Stock Units, contrary to the terms and provisions of this Award Agreement and/or the Plan shall be null and void and without legal force or effect.

5. Entire Agreement; Amendment. This Award Agreement contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. This Award Agreement may only be modified or amended by a writing signed by both the Company and the Participant.

6. Legend. The transfer of shares of Common Stock made to satisfy any payment for the settlement of the Restricted Stock Units shall be effectuated by an appropriate entry on the books of the Company, the issuance of certificates representing such shares, and/or other appropriate means as determined by the Committee. In addition to any legend required by applicable law, any such certificates issued representing the shares of Common Stock shall contain a legend substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE UNITED SECURITY BANCSHARES 2025 EQUITY INCENTIVE AWARD PLAN AND THE RESTRICTED STOCK UNIT AWARD AGREEMENT RELATING TO THE SHARES ENTERED INTO BETWEEN THE REGISTERED OWNER AND UNITED SECURITY BANCSHARES. COPIES OF SUCH PLAN AND RESTRICTED STOCK UNIT AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF UNITED SECURITY BANCSHARES.

7. Notices. Any notice which may be required or permitted under this Award Agreement shall be in writing and shall be delivered in person, or via facsimile transmission, overnight courier service, or certified mail, return receipt requested, postage prepaid, properly addressed as follows:

7.1 If such notice is to the Company, to the attention of the Chief Financial Officer, United Security Bancshares, 2126 Inyo Street, Fresno, CA 93721, or at such other address as the Company, by notice to the Participant, shall designate in writing from time to time.

7.2 If such notice is to the Participant, at his or her address as shown on the Company’s records, or at such other address as the Participant, by notice to the Company, shall designate in writing from time to time.

8. Governing Law. This Award Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws thereof. The issuance of the Common Stock pursuant to this Award Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other law or regulation applicable thereto. The Company shall not be obligated to issue any of the Common Stock pursuant to this Award Agreement if such issuance would violate any such requirements.

9. Binding Agreement; Assignment. This Award Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns.

10. Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

11. Headings. The titles and headings of the various sections of this Award Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Award Agreement.

12. Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Award Agreement and the Plan and the consummation of the transactions contemplated hereunder.

13. Severability. The invalidity or unenforceability of any provisions of this Award Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Award Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Award Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

14. Incorporation of Plan. This Award Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Award Agreement as if they were expressly set forth herein. Any capitalized terms not defined in this Award Agreement shall have the meaning as is ascribed thereto in the Plan. In the event of a conflict between the terms of this Award Agreement and the terms of the Plan, the terms of the Plan shall control and the conflicting provisions contained herein shall be disregarded.

15. Reorganization. Upon a reorganization or other event set forth in Section 11.2(a) of the Plan, the acceleration of vesting of this Award Agreement shall be subject to the Committee’s discretion, as set forth in Section 11.2(a).

16. Employment. This Award Agreement shall not obligate the Company or a Subsidiary to employ Participant for any period, nor shall it interfere in any way with the right of the Company or a Subsidiary to increase or reduce Participant’s compensation.

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his/her hand, all as of the Award Date specified above.

UNITED SECURITY BANCSHARES	PARTICIPANT

_______________________________ Name: _________________________	______________________________ Signature
Title: _________________________

ACKNOWLEDGEMENT:

I hereby acknowledge receipt of a copy of this Award Agreement as well as a copy of the 2025 Equity Incentive Award Plan.

PARTICIPANT

__________________________________
Signature

United Security Bancshares

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote "FOR" all the nominees listed and "FOR" Proposals 2, 3, 4, and 5.

1. Election of directors:

01 Stanley J. Cavalla	05 Nabeel Mahmood	08 Brian Tkacz	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees
02 Tom Ellithorpe	06 Kenneth D. Newby	09 Dora Westerlund		
03 Jagroop Gill	07 Susan Quigley	10 Dennis R. Woods		
04 Heather Hammack				

Please fold here – Do not separate

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please Sign and Date Below.

The Board of Directors recommends a vote "FOR" each of the directors named above in Item 1 and "FOR" Items 2, 3, 4, and 5. The proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the proxy will be voted in accordance with such instruction. **If no instruction is specified with respect to the matter to be acted upon, the shares represented by the proxy will be voted in accordance with the recommendations of management. If any other business is presented at the meeting, this proxy confers authority to and shall be voted in accordance with the recommendations of management. This proxy also vests discretionary authority to cumulate votes.**

Date ______________________________

Signature(s) in Box

(Please date this proxy and sign your name exactly as it appears on your stock certificate. Executors, administrators, trustees, etc. should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

United Security Bancshares

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2025
6:00 p.m. (PDT)

United Security Bancshares
Corporate Office
2126 Inyo Street
Fresno, California

United Security Bancshares

Proxy

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Dennis Woods, David Kinross, and Robert Oberg as proxy holders with full power of substitution, to represent, vote and act with respect to all shares of common stock of United Security Bancshares which the undersigned would be entitled to vote at the meeting of shareholders to be held on May 21, 2025 at 6:00 p.m. (PDT), at United Security Bancshares' corporate office, located at 2126 Inyo Street, Fresno, California, or any adjournments thereof, with all the powers the undersigned would possess if personally present as indicated on the reverse side hereof.

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by filing with the secretary of United Security Bancshares a duly executed proxy bearing a later date or an instrument revoking this proxy or by attending the meeting and voting in person.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE
www.proxypush.com/ubfo
Use the Internet to vote your proxy until 11:59 p.m. (PDT) on May 20, 2025.

PHONE
1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (PDT) on May 20, 2025.

MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.